Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FOURTH QUARTER 2006

JPMORGAN CHASE & CO. TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q06 Change				2006 Change
	4Q06		3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$16,054		$15,400	$14,940	$15,043	$13,482	4%	19%	$61,437	$53,748	14%
Provision for Credit Losses	1,134		812	493	831	1,224	40	(7)	3,270	3,483	(6)
Noninterest Expense	9,746		9,651	9,236	9,648	8,430	1	16	38,281	38,426	—

Income from Continuing Operations (after-tax)	3,906		3,232	3,484	3,027	2,642	21	48	13,649	8,254	65
Income from Discontinued Operations (after-tax) (a)	620		65	56	54	56	NM	NM	795	229	247
Net Income	4,526		3,297	3,540	3,081	2,698	37	68	14,444	8,483	70

PER COMMON SHARE:
Basic Earnings
Income from Continuing Operations	$1.13		$0.93	$1.00	$0.87	$0.76	22	49	$3.93	$2.36	67
Net Income	1.31		0.95	1.02	0.89	0.78	38	68	4.16	2.43	71

Diluted Earnings
Income from Continuing Operations	$1.09		$0.90	$0.98	$0.85	$0.74	21	47	$3.82	$2.32	65
Net Income	1.26		0.92	0.99	0.86	0.76	37	66	4.04	2.38	70

Cash Dividends Declared	0.34		0.34	0.34	0.34	0.34	—	—	1.36	1.36	—
Book Value	33.45		32.75	31.89	31.19	30.71	2	9	33.45	30.71	9
Closing Share Price	48.30		46.96	42.00	41.64	39.69	3	22	48.30	39.69	22

COMMON SHARES OUTSTANDING:
Weighted-Average Diluted Shares Outstanding	3,578.6		3,574.0	3,572.2	3,570.8	3,563.9	—	—	3,573.9	3,557.3	—
Common Shares Outstanding at Period-end	3,461.7		3,467.5	3,470.6	3,473.0	3,486.7	—	(1)	3,461.7	3,486.7	(1)

FINANCIAL RATIOS: (b)
Income from Continuing Operations:
Return on Common Equity (“ROE”)	14%		11%	13%	11%	10%			12%	8%
Return on Equity-Goodwill (“ROE-GW”) (c)	22		19	21	19	17			20	13
Return on Assets (“ROA”)	1.14		0.98	1.05	0.98	0.87			1.04	0.70
Net Income:
ROE	16		12	13	12	10			13	8
ROE-GW (c)	26		19	22	20	17			22	14
ROA	1.32		1.00	1.06	1.00	0.89			1.10	0.72

CAPITAL RATIOS:
Tier 1 Capital Ratio	8.7	(e)	8.6	8.5	8.5	8.5
Total Capital Ratio	12.3	(e)	12.1	12.0	12.1	12.0

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,351,520		$1,338,029	$1,328,001	$1,273,282	$1,198,942	1	13	$1,351,520	$1,198,942	13
Wholesale Loans	183,742		179,403	178,215	164,799	150,111	2	22	183,742	150,111	22
Consumer Loans	299,385		284,141	276,889	267,282	269,037	5	11	299,385	269,037	11
Deposits	638,788		582,115	593,716	584,465	554,991	10	15	638,788	554,991	15
Common Stockholders’ Equity	115,790		113,561	110,684	108,337	107,072	2	8	115,790	107,072	8

Headcount	174,360		171,589	172,423	170,787	168,847	2	3	174,360	168,847	3

LINE OF BUSINESS EARNINGS
Investment Bank	$1,009		$976	$839	$850	$667	3	51	$3,674	$3,673	—
Retail Financial Services	718		746	868	881	803	(4)	(11)	3,213	3,427	(6)
Card Services	719		711	875	901	302	1	138	3,206	1,907	68
Commercial Banking	256		231	283	240	279	11	(8)	1,010	951	6
Treasury & Securities Services	256		256	316	262	254	—	1	1,090	863	26
Asset Management	407		346	343	313	342	18	19	1,409	1,216	16
Corporate (d)	1,161		31	16	(366)	51	NM	NM	842	(3,554)	NM

Net Income	$4,526		$3,297	$3,540	$3,081	$2,698	37	68	$14,444	$8,483	70

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are being reported as discontinued operations for each of the periods presented.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	Income from continuing operations and Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(d)	Includes the after-tax impact of discontinued operations, material litigation reserve charges/recoveries, tax audit benefits and Merger costs. See Corporate for additional details.

(e)	Estimated.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
REVENUE
Investment Banking Fees	$1,565	$1,416	$1,370	$1,169	$1,145	11%	37%	$5,520	$4,088	35%
Principal Transactions	2,480	2,636	2,628	2,602	1,423	(6)	74	10,346	7,669	35
Lending & Deposit Related Fees	895	867	865	841	853	3	5	3,468	3,389	2
Asset Management, Administration and Commissions	3,145	2,798	2,933	2,849	2,605	12	21	11,725	9,891	19
Securities Gains (Losses)	35	40	(502)	(116)	(540)	(13)	NM	(543)	(1,336)	59
Mortgage Fees and Related Income	75	62	213	241	155	21	(52)	591	1,054	(44)
Credit Card Income	1,645	1,567	1,791	1,910	1,402	5	17	6,913	6,754	2
Other Income	522	635	464	554	1,761	(18)	(70)	2,175	2,684	(19)

Noninterest Revenue	10,362	10,021	9,762	10,050	8,804	3	18	40,195	34,193	18

Interest Income (a)	16,097	15,157	14,617	13,236	12,120	6	33	59,107	45,075	31
Interest Expense (a)	10,405	9,778	9,439	8,243	7,442	6	40	37,865	25,520	48

Net Interest Income	5,692	5,379	5,178	4,993	4,678	6	22	21,242	19,555	9

TOTAL NET REVENUE	16,054	15,400	14,940	15,043	13,482	4	19	61,437	53,748	14

Provision for Credit Losses	1,134	812	493	831	1,224	40	(7)	3,270	3,483	(6)

NONINTEREST EXPENSE
Compensation Expense	4,985	5,390	5,268	5,548	4,237	(8)	18	21,191	18,065	17
Occupancy Expense	625	563	553	594	637	11	(2)	2,335	2,269	3
Technology, Communications and Equipment Expense	997	911	876	869	904	9	10	3,653	3,602	1
Professional & Outside Services	1,107	966	939	876	985	15	12	3,888	4,162	(7)
Marketing	614	550	526	519	385	12	59	2,209	1,917	15
Other Expense (b)	948	877	631	816	839	8	13	3,272	6,199	(47)
Amortization of Intangibles	370	346	357	355	366	7	1	1,428	1,490	(4)
Merger Costs	100	48	86	71	77	108	30	305	722	(58)

TOTAL NONINTEREST EXPENSE	9,746	9,651	9,236	9,648	8,430	1	16	38,281	38,426	—

Income from Continuing Operations before Income Tax Expense	5,174	4,937	5,211	4,564	3,828	5	35	19,886	11,839	68
Income Tax Expense	1,268	1,705	1,727	1,537	1,186	(26)	7	6,237	3,585	74

Income from Continuing Operations (after-tax)	3,906	3,232	3,484	3,027	2,642	21	48	13,649	8,254	65
Income from Discontinued Operations (after-tax) (c)	620	65	56	54	56	NM	NM	795	229	247

NET INCOME	$4,526	$3,297	$3,540	$3,081	$2,698	37	68	$14,444	$8,483	70

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$1.09	$0.90	$0.98	$0.85	$0.74	21	47	$3.82	$2.32	65
Income from Discontinued Operations (after-tax) (c)	0.17	0.02	0.01	0.01	0.02	NM	NM	0.22	0.06	267

Net Income	$1.26	$0.92	$0.99	$0.86	$0.76	37	66	$4.04	$2.38	70

FINANCIAL RATIOS
Income from Continuing Operations:
ROE	14%	11%	13%	11%	10%			12%	8%
ROE-GW	22	19	21	19	17			20	13
ROA	1.14	0.98	1.05	0.98	0.87			1.04	0.70
Net Income:
ROE	16	12	13	12	10			13	8
ROE-GW	26	19	22	20	17			22	14
ROA	1.32	1.00	1.06	1.00	0.89			1.10	0.72
Effective Income Tax Rate (d)	25	35	33	34	31			31	30
Overhead Ratio	61	63	62	64	63			62	71

EXCLUDING IMPACT OF MERGER COSTS (e)
Income from Continuing Operations	$3,906	$3,232	$3,484	$3,027	$2,642	21	48	$13,649	$8,254	65
Less Merger Costs (after-tax)	62	30	53	44	48	107	29	189	448	(58)

Income from Continuing Operations Excluding Merger Costs	$3,968	$3,262	$3,537	$3,071	$2,690	22	48	$13,838	$8,702	59

Diluted Per Share:
Income from Continuing Operations	$1.09	$0.90	$0.98	$0.85	$0.74	21	47	$3.82	$2.32	65
Less Merger Costs (after-tax)	0.02	0.01	0.01	0.01	0.01	100	100	0.05	0.13	(62)

Income from Continuing Operations Excluding Merger Costs	$1.11	$0.91	$0.99	$0.86	$0.75	22	48	$3.87	$2.45	58

(a)	Prior periods have been adjusted to reflect the reclassification of certain balances to more appropriate income statement and balance sheet line items.

(b)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $137 million, $17 million, $260 million, $98 million and $208 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively. Full year 2006 includes related insurance recoveries of $512 million. Full year 2005 includes $208 million of insurance recoveries and litigation reserve charges of $2,772 million.

(c)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are being reported as discontinued operations for each of the periods presented.

(d)	Based on Income from continuing operations.

(e)	Income from continuing operations excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Dec 31, 2006
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2006	2006	2006	2006	2005	2006	2005
ASSETS
Cash and Due from Banks	$40,412	$36,279	$38,390	$36,903	$36,670	11%	10%
Deposits with Banks	13,547	17,130	14,437	10,545	21,661	(21)	(37)
Federal Funds Sold and Securities Purchased under Resale Agreements	140,524	156,194	157,438	153,755	133,981	(10)	5
Securities Borrowed	73,688	89,222	87,377	93,280	74,604	(17)	(1)
Trading Assets:
Debt and Equity Instruments	310,137	289,891	295,604	259,275	248,590	7	25
Derivative Receivables	55,601	58,265	54,075	52,750	49,787	(5)	12
Securities	91,975	86,548	78,022	67,126	47,600	6	93
Interests in Purchased Receivables (a)	—	—	—	29,029	29,740	NM	NM
Loans (Net of Allowance for Loan Losses)	475,848	456,488	448,028	424,806	412,058	4	15
Private Equity Investments	6,359	5,905	5,974	6,499	6,374	8	—
Accrued Interest and Accounts Receivable	22,891	21,178	24,418	21,657	22,421	8	2
Premises and Equipment	8,735	8,553	8,910	8,985	9,081	2	(4)
Goodwill	45,186	43,372	43,498	43,899	43,621	4	4
Other Intangible Assets:
Mortgage Servicing Rights	7,546	7,378	8,247	7,539	6,452	2	17
Purchased Credit Card Relationships	2,935	2,982	3,138	3,243	3,275	(2)	(10)
All Other Intangibles	4,371	4,078	4,231	4,832	4,832	7	(10)
Other Assets	51,765	53,181	54,981	49,159	48,195	(3)	7
Assets of discontinued operations held-for-sale (b)	—	1,385	1,233	—	—	NM	NM

TOTAL ASSETS	$1,351,520	$1,338,029	$1,328,001	$1,273,282	$1,198,942	1	13

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$132,781	$117,197	$127,311	$128,982	$135,599	13	(2)
Interest-Bearing	337,812	310,401	312,517	309,779	287,774	9	17
Non-U.S. Offices:
Noninterest-Bearing	7,662	3,761	6,442	6,591	7,476	104	2
Interest-Bearing	160,533	150,756	147,446	139,113	124,142	6	29

Total Deposits	638,788	582,115	593,716	584,465	554,991	10	15
Federal Funds Purchased and Securities Sold under Repurchase Agreements	162,173	188,395	175,055	151,006	125,925	(14)	29
Commercial Paper	18,849	18,135	18,554	15,933	13,863	4	36
Other Borrowed Funds	18,053	16,252	10,921	14,400	10,479	11	72
Trading Liabilities:
Debt and Equity Instruments	90,488	106,784	105,445	104,160	94,157	(15)	(4)
Derivative Payables	57,469	58,462	52,630	55,938	51,773	(2)	11
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	88,096	73,585	82,569	73,693	78,460	20	12
Beneficial Interests Issued by Consolidated VIEs	16,184	16,254	15,432	42,237	42,197	—	(62)
Long-Term Debt	133,421	126,619	125,280	112,133	108,357	5	23
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	12,209	13,309	10,827	10,980	11,529	(8)	6
Liabilities of discontinued operations held-for-sale (b)	—	24,558	26,888	—	—	NM	NM

TOTAL LIABILITIES	1,235,730	1,224,468	1,217,317	1,164,945	1,091,731	1	13

STOCKHOLDERS’ EQUITY
Preferred Stock	—	—	—	—	139	NM	NM
Common Stock	3,658	3,658	3,658	3,645	3,618	—	1
Capital Surplus	77,807	77,457	77,098	76,153	74,994	—	4
Retained Earnings	43,600	40,283	38,208	35,892	33,848	8	29
Accumulated Other Comprehensive Income (Loss)	(1,557)	(526)	(1,218)	(1,017)	(626)	(196)	(149)
Treasury Stock, at Cost	(7,718)	(7,311)	(7,062)	(6,336)	(4,762)	(6)	(62)

TOTAL STOCKHOLDERS’ EQUITY	115,790	113,561	110,684	108,337	107,211	2	8

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,351,520	$1,338,029	$1,328,001	$1,273,282	$1,198,942	1	13

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.

(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, business banking and middle-market banking businesses of The Bank of New York. As a result of this transaction, assets and liabilities of this business were reclassified and reported as discontinued operations for the periods ended September 30, 2006 and June 30, 2006. JPMorgan Chase did not reclassify any Assets or Liabilities of discontinued operations held-for-sale at March 31, 2006 or December 31, 2005.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
AVERAGE BALANCES (a)
ASSETS
Deposits with Banks	$19,736	$31,291	$39,193	$20,672	$15,584	(37)%	27%	$27,730	$15,203	82%
Federal Funds Sold and Securities Purchased under Resale Agreements	144,744	125,618	128,740	129,268	135,155	15	7	132,118	123,233	7
Securities Borrowed	82,184	82,216	86,742	84,220	72,359	—	14	83,831	63,023	33
Trading Assets - Debt Instruments	218,188	213,164	204,551	185,679	181,019	2	21	205,506	187,615	10
Securities	89,962	78,029	82,845	60,216	60,663	15	48	77,845	71,637	9
Interests in Purchased Receivables (b)	—	—	26,221	30,028	28,338	NM	NM	13,941	28,397	(51)
Loans	484,140	461,673	442,601	429,043	421,434	5	15	454,535	409,988	11

Total Interest-Earning Assets	1,038,954	991,991	1,010,893	939,126	914,552	5	14	995,506	899,096	11
Trading Assets - Equity Instruments	81,985	75,366	70,045	70,762	56,970	9	44	74,573	49,458	51
All Other Noninterest-Earning Assets	241,668	218,118	229,898	219,045	214,256	11	13	227,218	218,086	4
Assets of discontinued operations held-for-sale (c)	—	23,664	23,033	19,424	19,006	NM	NM	16,497	18,426	(10)

TOTAL ASSETS	$1,362,607	$1,309,139	$1,333,869	$1,248,357	$1,204,784	4	13	$1,313,794	$1,185,066	11

LIABILITIES
Interest-Bearing Deposits	$487,368	$451,509	$449,782	$419,903	$388,818	8	25	$452,323	$383,259	18
Federal Funds Purchased and Securities Sold under Repurchase Agreements	198,166	192,674	184,943	158,818	149,269	3	33	183,783	154,818	19
Commercial Paper	18,787	19,207	17,484	15,310	17,393	(2)	8	17,710	14,450	23
Other Borrowings (d)	96,499	101,366	103,150	107,702	101,261	(5)	(5)	102,147	93,765	9
Beneficial Interests Issued by Consolidated VIEs	15,769	13,630	43,470	42,192	45,284	16	(65)	28,652	44,675	(36)
Long-Term Debt	140,515	133,279	125,723	118,875	117,597	5	19	129,667	112,370	15

Total Interest-Bearing Liabilities	957,104	911,665	924,552	862,800	819,622	5	17	914,282	803,337	14
Noninterest-Bearing Liabilities	290,741	262,843	278,229	259,936	261,522	11	11	272,994	258,866	5
Liabilities of discontinued operations held-for-sale (c)	—	22,825	22,131	18,317	17,576	NM	NM	15,787	17,149	(8)

TOTAL LIABILITIES	1,247,845	1,197,333	1,224,912	1,141,053	1,098,720	4	14	1,203,063	1,079,352	11

Preferred Stock	—	—	—	137	139	NM	NM	34	207	(84)
Common Stockholders’ Equity	114,762	111,806	108,957	107,167	105,925	3	8	110,697	105,507	5

TOTAL STOCKHOLDERS’ EQUITY	114,762	111,806	108,957	107,304	106,064	3	8	110,731	105,714	5

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,362,607	$1,309,139	$1,333,869	$1,248,357	$1,204,784	4	13	$1,313,794	$1,185,066	11

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with Banks	5.18%	4.46%	4.43%	4.31%	4.77%			4.56%	4.34%
Federal Funds Sold and Securities Purchased under Resale Agreements	4.71	4.55	3.81	3.74	3.21			4.22	2.89
Securities Borrowed	4.56	4.28	3.89	3.51	3.00			4.06	2.57
Trading Assets - Debt Instruments	5.45	5.28	5.33	5.61	5.08			5.41	4.96
Securities	5.57	5.70	5.45	5.34	5.00			5.53	4.59
Interests in Purchased Receivables	NM	NM	4.92	4.47	3.97			4.68	3.29
Loans	7.35	7.37	7.25	7.06	6.57			7.26	6.34
Total Interest-Earning Assets	6.17	6.08	5.82	5.75	5.28			5.96	5.04

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	3.99	3.93	3.67	3.43	3.18			3.77	2.61
Federal Funds Purchased and Securities Sold under Repurchase Agreements	4.86	4.63	4.30	3.90	3.38			4.45	3.05
Commercial Paper	4.76	4.78	4.31	3.97	3.40			4.49	2.81
Other Borrowings (d)	4.75	5.13	4.93	5.16	5.10			5.00	5.19
Beneficial Interests Issued by Consolidated VIEs	3.96	4.16	4.86	3.92	3.66			4.31	3.07
Long-Term Debt	4.34	4.08	4.34	4.21	4.01			4.24	3.70
Total Interest-Bearing Liabilities	4.31	4.26	4.09	3.87	3.60			4.14	3.18

INTEREST RATE SPREAD	1.86%	1.82%	1.73%	1.88%	1.68%			1.82%	1.86%

NET YIELD ON INTEREST-EARNING ASSETS	2.19%	2.17%	2.07%	2.19%	2.05%			2.16%	2.20%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.54%	2.54%	2.50%	2.67%	2.51%			2.56%	2.72%

(a)	Prior periods have been adjusted to reflect the reclassification of certain balances to more appropriate income statement and balance sheet line items.

(b)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.

(c)	As a result of the transaction with The Bank of New York, for purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits for the periods prior to the close of the transaction; therefore, JPMorgan Chase transferred to Assets of discontinued operations held-for-sale average Federal funds sold, along with the related interest income earned, and transferred to Liabilities of discontinued operations held-for-sale average corporate trust deposits.

(d)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes the following adjustments: for Card Services and the Firm as a whole, the impact of credit card securitizations are excluded; and for each line of business and the Firm as a whole, Total net revenue is shown on a fully taxable equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
CREDIT CARD INCOME
Credit Card Income - Reported	$1,645	$1,567	$1,791	$1,910	$1,402	5%	17%	$6,913	$6,754	2%
Impact of:
Credit Card Securitizations	(726)	(721)	(937)	(1,125)	(442)	(1)	(64)	(3,509)	(2,718)	(29)

Credit Card Income - Managed	$919	$846	$854	$785	$960	9	(4)	$3,404	$4,036	(16)

OTHER INCOME
Other Income - Reported	$522	$635	$464	$554	$1,761	(18)	(70)	$2,175	$2,684	(19)
Impact of:
Tax Equivalent Adjustments	195	165	170	146	158	18	23	676	571	18

Other Income - Managed	$717	$800	$634	$700	$1,919	(10)	(63)	$2,851	$3,255	(12)

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue - Reported	$10,362	$10,021	$9,762	$10,050	$8,804	3	18	$40,195	$34,193	18
Impact of:
Credit Card Securitizations	(726)	(721)	(937)	(1,125)	(442)	(1)	(64)	(3,509)	(2,718)	(29)
Tax Equivalent Adjustments	195	165	170	146	158	18	23	676	571	18

Total Noninterest Revenue - Managed	$9,831	$9,465	$8,995	$9,071	$8,520	4	15	$37,362	$32,046	17

NET INTEREST INCOME
Net Interest Income - Reported	$5,692	$5,379	$5,178	$4,993	$4,678	6	22	$21,242	$19,555	9
Impact of:
Credit Card Securitizations	1,319	1,328	1,498	1,574	1,504	(1)	(12)	5,719	6,494	(12)
Tax Equivalent Adjustments	53	57	47	71	57	(7)	(7)	228	269	(15)

Net Interest Income - Managed	$7,064	$6,764	$6,723	$6,638	$6,239	4	13	$27,189	$26,318	3

TOTAL NET REVENUE
Total Net Revenue - Reported	$16,054	$15,400	$14,940	$15,043	$13,482	4	19	$61,437	$53,748	14
Impact of:
Credit Card Securitizations	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)
Tax Equivalent Adjustments	248	222	217	217	215	12	15	904	840	8

Total Net Revenue - Managed	$16,895	$16,229	$15,718	$15,709	$14,759	4	14	$64,551	$58,364	11

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses - Reported	$1,134	$812	$493	$831	$1,224	40	(7)	$3,270	$3,483	(6)
Impact of:
Credit Card Securitizations	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Provision for Credit Losses - Managed	$1,727	$1,419	$1,054	$1,280	$2,286	22	(24)	$5,480	$7,259	(25)

INCOME TAX EXPENSE
Income Tax Expense - Reported	$1,268	$1,705	$1,727	$1,537	$1,186	(26)	7	$6,237	$3,585	74
Impact of:
Tax Equivalent Adjustments	248	222	217	217	215	12	15	904	840	8

Income Tax Expense - Managed	$1,516	$1,927	$1,944	$1,754	$1,401	(21)	8	$7,141	$4,425	61

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
TOTAL NET REVENUE (FTE)
Investment Bank	$4,721	$4,673	$4,184	$4,699	$3,195	1%	48%	$18,277	$14,613	25%
Retail Financial Services	3,728	3,555	3,779	3,763	3,594	5	4	14,825	14,830	—
Card Services	3,750	3,646	3,664	3,685	3,721	3	1	14,745	15,366	(4)
Commercial Banking	1,018	933	949	900	916	9	11	3,800	3,488	9
Treasury & Securities Services	1,537	1,499	1,588	1,485	1,436	3	7	6,109	5,539	10
Asset Management	1,947	1,636	1,620	1,584	1,511	19	29	6,787	5,664	20
Corporate	194	287	(66)	(407)	386	(32)	(50)	8	(1,136)	NM

TOTAL NET REVENUE	$16,895	$16,229	$15,718	$15,709	$14,759	4	14	$64,551	$58,364	11

NET INCOME (LOSS)
Investment Bank	$1,009	$976	$839	$850	$667	3	51	$3,674	$3,673	—
Retail Financial Services	718	746	868	881	803	(4)	(11)	3,213	3,427	(6)
Card Services	719	711	875	901	302	1	138	3,206	1,907	68
Commercial Banking	256	231	283	240	279	11	(8)	1,010	951	6
Treasury & Securities Services	256	256	316	262	254	—	1	1,090	863	26
Asset Management	407	346	343	313	342	18	19	1,409	1,216	16
Corporate (a)	1,161	31	16	(366)	51	NM	NM	842	(3,554)	NM

TOTAL NET INCOME (b)	$4,526	$3,297	$3,540	$3,081	$2,698	37	68	$14,444	$8,483	70

AVERAGE EQUITY (c)
Investment Bank	$21,000	$21,000	$21,000	$20,000	$20,000	—	5	$20,753	$20,000	4
Retail Financial Services	16,000	14,300	14,300	13,896	13,700	12	17	14,629	13,383	9
Card Services	14,100	14,100	14,100	14,100	11,800	—	19	14,100	11,800	19
Commercial Banking	6,300	5,500	5,500	5,500	3,400	15	85	5,702	3,400	68
Treasury & Securities Services	2,200	2,200	2,200	2,545	1,525	—	44	2,285	1,525	50
Asset Management	3,500	3,500	3,500	3,500	2,400	—	46	3,500	2,400	46
Corporate	51,662	51,206	48,357	47,626	53,100	1	(3)	49,728	52,999	(6)

TOTAL AVERAGE EQUITY	$114,762	$111,806	$108,957	$107,167	$105,925	3	8	$110,697	$105,507	5

RETURN ON EQUITY (c)
Investment Bank	19%	18%	16%	17%	13%			18%	18%
Retail Financial Services	18	21	24	26	23			22	26
Card Services	20	20	25	26	10			23	16
Commercial Banking	16	17	21	18	33			18	28
Treasury & Securities Services	46	46	58	42	66			48	57
Asset Management	46	39	39	36	57			40	51

(a)	Includes the after-tax impact of discontinued operations, material litigation reserve charges/recoveries, tax audit benefits and Merger costs. See Corporate for additional details.

(b)	Net income includes Income from discontinued operations (after-tax) of $620 million, $65 million, $56 million, $54 million, and $56 million for the quarter ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively, and $795 million and $229 million for full year 2006 and 2005, respectively.

(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. At the time of the Merger, goodwill, as well as the associated capital, was allocated solely to Corporate. Effective January 2006, the Firm prospectively refined its methodology to allocate capital to the business segments to include any goodwill associated with line of business-directed acquisitions since the Merger.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,580	$1,419	$1,368	$1,170	$1,161	11%	36%	$5,537	$4,096	35%
Principal Transactions	2,217	2,449	2,045	2,375	1,163	(9)	91	9,086	6,059	50
Lending & Deposit Related Fees	119	127	134	137	143	(6)	(17)	517	594	(13)
Asset Management, Administration and Commissions	540	468	550	552	460	15	17	2,110	1,727	22
All Other Income	91	159	3	275	115	(43)	(21)	528	534	(1)

Noninterest Revenue	4,547	4,622	4,100	4,509	3,042	(2)	49	17,778	13,010	37
Net Interest Income	174	51	84	190	153	241	14	499	1,603	(69)

TOTAL NET REVENUE (a)	4,721	4,673	4,184	4,699	3,195	1	48	18,277	14,613	25

Provision for Credit Losses	63	7	(62)	183	(83)	NM	NM	191	(838)	NM
Credit Reimbursement from TSS (b)	31	30	30	30	40	3	(23)	121	154	(21)

NONINTEREST EXPENSE
Compensation Expense	1,880	2,093	1,961	2,256	1,096	(10)	72	8,190	5,792	41
Noncompensation Expense	1,186	1,008	985	935	1,067	18	11	4,114	3,957	4

TOTAL NONINTEREST EXPENSE	3,066	3,101	2,946	3,191	2,163	(1)	42	12,304	9,749	26

Income Before Income Tax Expense	1,623	1,595	1,330	1,355	1,155	2	41	5,903	5,856	1
Income Tax Expense	614	619	491	505	488	(1)	26	2,229	2,183	2

NET INCOME	$1,009	$976	$839	$850	$667	3	51	$3,674	$3,673	—

FINANCIAL RATIOS
ROE	19%	18%	16%	17%	13%			18%	18%
ROA	0.62	0.62	0.50	0.53	0.43			0.57	0.61
Overhead Ratio	65	66	70	68	68			67	67
Compensation Expense as a % of Total Net Revenue (c)	39	44	45	43	34			43	40

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$482	$436	$352	$389	$341	11	41	$1,659	$1,263	31
Equity Underwriting	327	275	364	212	311	19	5	1,178	864	36
Debt Underwriting	771	708	652	569	509	9	51	2,700	1,969	37

Total Investment Banking Fees	1,580	1,419	1,368	1,170	1,161	11	36	5,537	4,096	35
Fixed Income Markets	1,969	2,370	2,037	1,993	1,112	(17)	77	8,369	7,277	15
Equity Markets	909	612	528	1,215	458	49	98	3,264	1,799	81
Credit Portfolio	263	272	251	321	464	(3)	(43)	1,107	1,441	(23)

Total Net Revenue	$4,721	$4,673	$4,184	$4,699	$3,195	1	48	$18,277	$14,613	25

REVENUE BY REGION
Americas	$2,450	$2,700	$2,010	$2,067	$1,484	(9)	65	$9,227	$8,258	12
Europe/Middle East/Africa	1,848	1,678	1,747	2,047	1,266	10	46	7,320	4,627	58
Asia/Pacific	423	295	427	585	445	43	(5)	1,730	1,728	—

Total Net Revenue	$4,721	$4,673	$4,184	$4,699	$3,195	1	48	$18,277	$14,613	25

(a)	Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $218 million, $197 million, $193 million, $194 million and $191 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, and $802 million and $752 million for full year 2006 and 2005, respectively.

(b)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(c)	Beginning in the quarter ended March 31, 2006, Compensation expense to Total net revenue ratio is adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation expense to Total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s Compensation expense to Total net revenue ratio.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$645,993	$626,245	$672,056	$646,220	$618,171	3%	5%	$647,569	$599,761	8%
Trading Assets - Debt and Equity Instruments	295,317	283,915	268,091	252,415	232,032	4	27	275,077	231,303	19
Trading Assets - Derivative Receivables	59,802	53,184	55,692	49,388	48,741	12	23	54,541	55,239	(1)
Loans:
Loans Retained (a)	60,947	61,623	59,026	53,678	48,438	(1)	26	58,846	44,813	31
Loans Held-for-Sale (b)	23,743	24,030	19,920	19,212	15,368	(1)	54	21,745	11,755	85

Total Loans	84,690	85,653	78,946	72,890	63,806	(1)	33	80,591	56,568	42
Adjusted Assets (c)	548,628	539,278	530,057	492,304	459,532	2	19	527,753	456,920	16
Equity	21,000	21,000	21,000	20,000	20,000	—	5	20,753	20,000	4

Headcount	23,729	23,447	22,914	21,705	19,802	1	20	23,729	19,802	20

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$10	$(8)	$(12)	$(21)	$(5)	NM	NM	$(31)	$(126)	75
Nonperforming Assets:
- Nonperforming Loans (d)	231	420	488	434	594	(45)	(61)	231	594	(61)
- Other Nonperforming Assets	38	36	37	50	51	6	(25)	38	51	(25)
Allowance for Loan Losses	1,052	1,010	1,038	1,117	907	4	16	1,052	907	16
Allowance for Lending-Related Commitments	305	292	249	220	226	4	35	305	226	35

Net Charge-off (Recovery) Rate (b)	0.07%	(0.05)%	(0.08)%	(0.16)%	(0.04)%			(0.05)%	(0.28)%
Allowance for Loan Losses to Average Loans (b)	1.73	1.64	1.76	2.08	1.87			1.79	2.02
Allowance for Loan Losses to Nonperforming Loans (d)	461	253	248	305	187			461	187
Nonperforming Loans to Average Loans	0.27	0.49	0.62	0.60	0.93			0.29	1.05

MARKET RISK - AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading Activities:
Fixed Income	$51	$63	$52	$60	$69	(19)	(26)	$56	$67	(16)
Foreign Exchange	20	24	25	20	23	(17)	(13)	22	23	(4)
Equities	35	32	24	32	30	9	17	31	34	(9)
Commodities and Other	35	46	52	47	35	(24)	—	45	21	114
Diversification (e)	(58)	(82)	(74)	(68)	(64)	29	9	(70)	(59)	(19)

Total Trading VAR (f)	83	83	79	91	93	—	(11)	84	86	(2)

Credit Portfolio VAR (g)	15	14	14	14	15	7	—	15	14	7
Diversification (e)	(11)	(8)	(9)	(11)	(13)	(38)	15	(11)	(12)	8

Total Trading and Credit Portfolio VAR	$87	$89	$84	$94	$95	(2)	(8)	$88	$88	—

	Full Year 2006		Full Year 2005
MARKET SHARES AND RANKINGS (h)	Market Share	Rankings	Market Share	Rankings
Global Debt, Equity and Equity-Related	7%	# 2	7%	# 2
Global Syndicated Loans	14%	# 1	15%	# 1
Global Long-Term Debt	6%	# 3	6%	# 4
Global Equity and Equity-Related	7%	# 6	7%	# 6
Global Announced M&A	23%	# 4	23%	# 3
U.S. Debt, Equity and Equity-Related	9%	# 2	8%	# 3
U.S. Syndicated Loans	26%	# 1	28%	# 1
U.S. Long-Term Debt	12%	# 2	11%	# 2
U.S. Equity and Equity-Related	8%	# 6	9%	# 6
U.S. Announced M&A	27%	# 3	26%	# 3

(a)	Loans retained include Credit Portfolio, Conduit loans, leveraged leases, bridge loans for underwriting and other accrual loans.

(b)	Loans held-for-sale, which include loan syndications, and warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, are excluded from Total loans for the allowance coverage ratio and net charge-off rate.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (VIEs) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans include loans held-for-sale of $3 million, $21 million, $70 million, $68 million and $109 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively, which are excluded from the allowance coverage ratios. Nonperforming loans exclude distressed HFS loans purchased as part of IB’s proprietary activities.

(e)	Average VARs are less than the sum of the VARs of its market risk components due to risk offsets resulting from portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(f)	Includes substantially all trading activities; however, particular risk parameters of certain products are not fully captured, for example, correlation risk.

(g)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Principal Transactions. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)	Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$430	$406	$390	$371	$374	6%	15%	$1,597	$1,452	10%
Asset Management, Administration and Commissions	293	326	366	437	365	(10)	(20)	1,422	1,498	(5)
Securities Gains (Losses)	(5)	(7)	(39)	(6)	(1)	29	(400)	(57)	9	NM
Mortgage Fees and Related Income	111	67	204	236	183	66	(39)	618	1,104	(44)
Credit Card Income	143	136	129	115	118	5	21	523	426	23
All Other Income	176	170	163	48	73	4	141	557	136	310

Noninterest Revenue	1,148	1,098	1,213	1,201	1,112	5	3	4,660	4,625	1
Net Interest Income	2,580	2,457	2,566	2,562	2,482	5	4	10,165	10,205	—

TOTAL NET REVENUE	3,728	3,555	3,779	3,763	3,594	5	4	14,825	14,830	—

Provision for Credit Losses	262	114	100	85	158	130	66	561	724	(23)

NONINTEREST EXPENSE
Compensation Expense	950	886	901	920	853	7	11	3,657	3,337	10
Noncompensation Expense	1,211	1,142	1,246	1,207	1,163	6	4	4,806	4,748	1
Amortization of Intangibles	130	111	112	111	125	17	4	464	500	(7)

TOTAL NONINTEREST EXPENSE	2,291	2,139	2,259	2,238	2,141	7	7	8,927	8,585	4

Income Before Income Tax Expense	1,175	1,302	1,420	1,440	1,295	(10)	(9)	5,337	5,521	(3)
Income Tax Expense	457	556	552	559	492	(18)	(7)	2,124	2,094	1

NET INCOME	$718	$746	$868	$881	$803	(4)	(11)	$3,213	$3,427	(6)

FINANCIAL RATIOS
ROE	18%	21%	24%	26%	23%			22%	26%
ROA	1.21	1.31	1.49	1.54	1.40			1.39	1.51
Overhead Ratio	61	60	60	59	60			60	58
Overhead Ratio Excluding Core Deposit Intangibles (a)	58	57	57	57	56			57	55

SELECTED BALANCE SHEETS (Ending)
Assets	$237,887	$227,056	$233,748	$235,127	$224,801	5	6	$237,887	$224,801	6
Loans (b)	213,504	205,554	203,928	202,591	197,299	4	8	213,504	197,299	8
Deposits	214,081	198,260	198,273	200,154	191,415	8	12	214,081	191,415	12

SELECTED BALANCE SHEETS (Average)
Assets	$235,301	$225,307	$234,097	$231,587	$226,866	4	4	$231,566	$226,368	2
Loans (c)	211,654	203,307	201,635	198,797	197,359	4	7	203,882	198,153	3
Deposits	211,915	198,967	199,075	194,382	189,113	7	12	201,127	186,811	8
Equity	16,000	14,300	14,300	13,896	13,700	12	17	14,629	13,383	9

Headcount	65,570	61,915	62,450	62,472	60,998	6	7	65,570	60,998	7

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$214	$128	$113	$121	$162	67	32	$576	$572	1
Nonperforming Loans (d)	1,677	1,404	1,339	1,349	1,338	19	25	1,677	1,338	25
Nonperforming Assets	1,902	1,595	1,520	1,537	1,518	19	25	1,902	1,518	25
Allowance for Loan Losses	1,392	1,306	1,321	1,333	1,363	7	2	1,392	1,363	2

Net Charge-off Rate (c)	0.45%	0.27%	0.24%	0.27%	0.36%			0.31%	0.31%
Allowance for Loan Losses to Ending Loans (b)	0.77	0.69	0.69	0.71	0.75			0.77	0.75
Allowance for Loan Losses to Nonperforming Loans (d)	89	95	99	100	104			89	104
Nonperforming Loans to Total Loans	0.79	0.68	0.66	0.67	0.68			0.79	0.68

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank of New York transaction and the Merger of $130 million, $109 million, $110 million, $109 million, and $124 million for the quarters ending December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, and $458 million and $496 million for full year 2006 and 2005, respectively.

(b)	Includes loans held-for-sale of $32,744 million, $17,005 million, $11,834 million, $14,343 million, and $16,598 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Average loans include loans held-for-sale of $21,228 million, $13,994 million, $12,903 million, $16,362 million, and $16,505 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. The full year average loans held-for-sale were $16,129 million and $15,675 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

(d)	Nonperforming loans include loans held-for-sale of $116 million, $24 million, $9 million, $16 million, and $27 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
REGIONAL BANKING

Noninterest Revenue	$678	$855	$851	$820	$701	(21)%	(3)%	$3,204	$3,138	2%
Net Interest Income	2,229	2,107	2,212	2,220	2,101	6	6	8,768	8,531	3

Total Net Revenue	2,907	2,962	3,063	3,040	2,802	(2)	4	11,972	11,669	3
Provision for Credit Losses	165	53	70	66	87	211	90	354	512	(31)
Noninterest Expense	1,730	1,611	1,746	1,738	1,636	7	6	6,825	6,675	2
Income Before Income Tax Expense	1,012	1,298	1,247	1,236	1,079	(22)	(6)	4,793	4,482	7
Net Income	619	744	764	757	669	(17)	(7)	2,884	2,780	4

ROE	21%	29%	30%	31%	28%			27%	31%
ROA	1.51	1.86	1.86	1.95	1.73			1.79	1.84
Overhead Ratio	60	54	57	57	58			57	57
Overhead Ratio Excluding Core Deposit Intangibles (a)	55	51	53	54	54			53	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$12.9	$13.3	$14.0	$11.7	$12.1	(3)	7	$51.9	$54.1	(4)
End of Period Loans Owned:
Home Equity	$85.7	$80.4	$77.8	$75.3	$73.9	7	16	$85.7	$73.9	16
Mortgage	30.1	46.6	48.6	47.0	44.6	(35)	(33)	30.1	44.6	(33)
Business Banking	14.1	13.1	13.0	12.8	12.8	8	10	14.1	12.8	10
Education	10.3	9.4	8.3	9.5	3.0	10	243	10.3	3.0	243
Other Loans (b)	2.7	2.2	2.6	2.7	2.6	23	4	2.7	2.6	4

Total End of Period Loans	142.9	151.7	150.3	147.3	136.9	(6)	4	142.9	136.9	4
End of Period Deposits:
Checking	$68.7	$59.8	$62.3	$64.9	$64.9	15	6	$68.7	$64.9	6
Savings	92.4	86.9	89.1	91.0	87.7	6	5	92.4	87.7	5
Time and Other	43.3	41.5	36.5	34.2	29.7	4	46	43.3	29.7	46

Total End of Period Deposits	204.4	188.2	187.9	190.1	182.3	9	12	204.4	182.3	12
Average Loans Owned:
Home Equity	$84.2	$78.8	$76.2	$74.1	$72.7	7	16	$78.3	$69.9	12
Mortgage Loans	40.8	47.8	47.1	44.6	45.6	(15)	(11)	45.1	45.4	(1)
Business Banking	14.0	13.0	13.0	12.8	12.6	8	11	13.2	12.6	5
Education	9.9	8.9	8.7	5.4	2.6	11	281	8.3	2.8	196
Other Loans (b)	2.7	2.2	2.6	3.0	2.7	23	—	2.6	3.1	(16)

Total Average Loans (c)	151.6	150.7	147.6	139.9	136.2	1	11	147.5	133.8	10
Average Deposits:
Checking	$65.5	$60.3	$62.6	$63.0	$61.7	9	6	$62.8	$61.7	2
Savings	92.2	88.1	89.8	89.3	87.8	5	5	89.9	87.5	3
Time and Other	43.0	39.0	35.4	32.4	28.1	10	53	37.5	26.1	44

Total Average Deposits	200.7	187.4	187.8	184.7	177.6	7	13	190.2	175.3	8
Average Assets	162.5	159.1	164.6	157.1	153.4	2	6	160.8	150.8	7
Average Equity	11.9	10.2	10.2	9.8	9.4	17	27	10.5	9.1	15

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
REGIONAL BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (d) (e)	2.02%	1.57%	1.48%	1.36%	1.68%			2.02%	1.68%
Net Charge-offs
Home Equity	$51	$29	$30	$33	$42	66%	14%	$143	$141	(1)%
Mortgage	21	14	9	12	5	71	380	56	25	136
Business Banking	38	19	16	18	32	100	19	91	101	(10)
Other Loans	27	1	13	7	6	NM	350	48	28	71

Total Net Charge-offs	137	63	68	70	85	117	61	338	295	15
Net Charge-off Rate
Home Equity	0.24%	0.15%	0.16%	0.18%	0.23%			0.18%	0.20%
Mortgage	0.20	0.12	0.08	0.11	0.04			0.12	0.06
Business Banking	1.08	0.58	0.49	0.57	1.01			0.69	0.80
Other Loans (c)	1.15	0.05	0.55	0.56	0.88			0.59	0.93
Total Net Charge-off Rate (c) (g)	0.37	0.17	0.19	0.21	0.25			0.23	0.23

Nonperforming Assets (f) (g) (h)	$1,725	$1,421	$1,349	$1,339	$1,282	21	35	$1,725	$1,282	35

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$4,101	$3,536	$3,692	$3,553	$2,622	16	56	$14,882	$11,144	34

Number of:
Branches	3,079	2,677	2,660	2,638	2,641	402 #	438 #	3,079	2,641	438 #
ATMs	8,506	7,825	7,753	7,400	7,312	681	1,194	8,506	7,312	1,194
Personal Bankers (i)	7,573	7,484	7,260	7,019	7,067	89	506	7,573	7,067	506
Sales Specialists	3,614	3,471	3,376	3,318	3,214	143	400	3,614	3,214	400
Active Online Customers (in thousands) (j)	5,715	5,340	5,072	5,030	4,231	375	1,484	5,715	4,231	1,484
Checking Accounts (in thousands)	9,995	9,270	9,072	8,936	8,793	725	1,202	9,995	8,793	1,202

MORTGAGE BANKING

Production Revenue	$215	$197	$202	$219	$134	9%	60%	$833	$744	12%
Net Mortgage Servicing Revenue:
Loan Servicing Revenue	598	579	563	560	546	3	10	2,300	2,115	9
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model (k)	38	(1,075)	491	711	157	NM	(76)	165	770	(79)
Other Changes in Fair Value (l)	(372)	(327)	(392)	(349)	(309)	(14)	(20)	(1,440)	(1,295)	(11)
Derivative Valuation Adjustments and Other	(69)	824	(546)	(753)	(104)	NM	34	(544)	(494)	(10)

Total Net Mortgage Servicing Revenue	195	1	116	169	290	NM	(33)	481	1,096	(56)

Total Net Revenue	410	198	318	388	424	107	(3)	1,314	1,840	(29)
Noninterest Expense	354	334	329	324	325	6	9	1,341	1,239	8
Income (Loss) Before Income Tax Expense	56	(136)	(11)	64	99	NM	(43)	(27)	601	NM
Net Income (Loss)	34	(83)	(7)	39	63	NM	(46)	(17)	379	NM

ROE	8%	NM	NM	9%	16%			NM	24%
ROA	0.45	NM	NM	0.58	1.03			NM	1.69

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$526.7	$510.7	$497.4	$484.1	$467.5	3	13	$526.7	$467.5	13
MSR Net Carrying Value (Ending)	7.5	7.4	8.2	7.5	6.5	1	15	7.5	6.5	15
Average Mortgage Loans Held-for-Sale	17.9	10.5	9.8	13.0	13.1	70	37	12.8	12.1	6
Average Assets	29.8	22.4	23.9	27.1	24.2	33	23	25.8	22.4	15
Average Equity	1.7	1.7	1.7	1.7	1.6	—	6	1.7	1.6	6

Mortgage Origination Volume by Channel (in billions)
Retail	$10.4	$10.1	$10.8	$9.1	$10.7	3	(3)	$40.4	$46.3	(13)
Wholesale	9.0	7.7	8.7	7.4	8.2	17	10	32.8	34.2	(4)
Correspondent (Including Negotiated Transactions)	11.6	10.6	12.0	11.7	13.0	9	(11)	45.9	48.5	(5)

Total	31.0	28.4	31.5	28.2	31.9	9	(3)	119.1	129.0	(8)

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
AUTO FINANCE

Noninterest Revenue	$124	$110	$90	$44	$75	13%	65%	$368	$86	328%
Net Interest Income	287	285	308	291	293	1	(2)	1,171	1,235	(5)

Total Net Revenue	411	395	398	335	368	4	12	1,539	1,321	17
Provision for Credit Losses	97	61	30	19	71	59	37	207	212	(2)
Noninterest Expense	207	194	184	176	180	7	15	761	671	13
Income Before Income Tax Expense	107	140	184	140	117	(24)	(9)	571	438	30
Net Income	65	85	111	85	71	(24)	(8)	346	268	29

ROE	11%	14%	19%	14%	10%			14%	10%
ROA	0.60	0.77	0.98	0.73	0.57			0.77	0.50

Business Metrics (in billions)
Auto Origination Volume	$5.0	$5.5	$4.5	$4.3	$4.1	(9)	22	$19.3	$18.1	7
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$39.3	$38.1	$39.4	$41.0	$41.7	3	(6)	$39.3	$41.7	(6)
Lease Financing Receivables	1.7	2.2	2.8	3.6	4.3	(23)	(60)	1.7	4.3	(60)
Operating Lease Assets	1.6	1.5	1.3	1.1	0.9	7	78	1.6	0.9	78

Total End-of-Period Loans and Lease Related Assets	42.6	41.8	43.5	45.7	46.9	2	(9)	42.6	46.9	(9)
Average Loans and Lease Related Assets
Loans Outstanding (m)	$38.7	$38.9	$40.3	$41.2	$42.6	(1)	(9)	$39.8	$45.5	(13)
Lease Financing Receivables	1.9	2.5	3.2	4.0	4.7	(24)	(60)	2.9	6.2	(53)
Operating Lease Assets	1.5	1.4	1.2	1.0	0.8	7	88	1.3	0.4	225

Total Average Loans and Lease Related Assets	42.1	42.8	44.7	46.2	48.1	(2)	(12)	44.0	52.1	(16)
Average Assets	43.1	43.8	45.6	47.3	49.3	(2)	(13)	44.9	53.2	(16)
Average Equity	2.4	2.4	2.4	2.4	2.7	—	(11)	2.4	2.7	(11)

Credit Quality Statistics
30+ Day Delinquency Rate	1.72%	1.61%	1.37%	1.39%	1.66%			1.72%	1.66%
Net Charge-offs
Loans	$76	$63	$44	$48	$72	21	6	$231	$257	(10)
Lease Receivables	1	2	1	3	5	(50)	(80)	7	20	(65)

Total Net Charge-offs	77	65	45	51	77	18	—	238	277	(14)
Net Charge-off Rate
Loans (m)	0.78%	0.66%	0.45%	0.47%	0.68%			0.59%	0.57%
Lease Receivables	0.21	0.32	0.13	0.30	0.42			0.24	0.32
Total Net Charge-off Rate (m)	0.75	0.64	0.43	0.46	0.66			0.56	0.54
Nonperforming Assets	$177	$174	$171	$198	$236	2	(25)	$177	$236	(25)

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank of New York transaction and the Merger of $130 million, $109 million, $110 million, $109 million, and $124 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, and $458 million and $496 million for years 2006 and 2005, respectively.

(b)	Includes commercial loans derived from community development activities and, prior to July 3, 2006, insurance policy loans.

(c)	Average loans include loans held-for-sale of $3.3 billion, $2.5 billion, $1.9 billion, $3.3 billion, and $2.6 billion for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. The average loans held-for-sale were $2.8 billion and $2.9 billion for full year 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

(d)	Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.0 billion, $0.9 billion, $0.8 billion, $0.9 billion, and $0.9 billion at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excludes delinquencies that are insured by government agencies under the Federal Family Education Loan Program of $0.5 billion, $0.5 billion, $0.4 billion and $0.4 billion at December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively. Delinquencies were insignificant in the last quarter of 2005. These amounts are excluded as reimbursement is proceeding normally.

(f)	Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.2 billion, $1.1 billion, $1.1 billion, $1.1 billion, and $1.1 billion at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(g)	Excludes loans that are 90 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $0.2 billion for each quarter of 2006. The Education loans past due 90 days were insignificant in the last quarter of 2005. These amounts are excluded as reimbursement is proceeding normally.

(h)	Includes nonperforming loans held-for-sale related to mortgage banking activities of $11 million, $3 million, $9 million, $16 million, and $27 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively.

(i)	Excludes employees acquired as part of the Bank of New York purchase. Mapping of the existing Bank of New York acquired employee base into Chase employment categories is expected to be completed over the next year.

(j)	Includes Mortgage and Auto online customers.

(k)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.

(l)	Includes changes in the MSR value due to servicing portfolio runoff (or time decay). Effective January 1, 2006, the Firm implemented SFAS 156, adopting fair value for the MSR asset. For the periods ending December 31, 2005, amounts represent MSR asset amortization expense calculated in accordance with SFAS 140.

(m)	Average loans include loans held-for-sale of $0.9 billion, $1.2 billion and $0.8 billion for the quarters ended September 30, 2006, June 30, 2006 and December 31, 2005, respectively. Average loans held-for-sale for the quarters ended December 31, 2006 and March 31, 2006 were insignificant. The average loans held-for-sale were $0.5 billion and $0.7 billion for full year 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005 (e)	2005
INCOME STATEMENT
REVENUE
Credit Card Income	$697	$636	$653	$601	$772	10%	(10)%	$2,587	$3,351	(23)%
All Other Income	111	126	49	71	99	(12)	12	357	212	68

Noninterest Revenue	808	762	702	672	871	6	(7)	2,944	3,563	(17)
Net Interest Income	2,942	2,884	2,962	3,013	2,850	2	3	11,801	11,803	—

TOTAL NET REVENUE	3,750	3,646	3,664	3,685	3,721	3	1	14,745	15,366	(4)

Provision for Credit Losses (a)	1,281	1,270	1,031	1,016	2,236	1	(43)	4,598	7,346	(37)

NONINTEREST EXPENSE
Compensation Expense	242	251	251	259	221	(4)	10	1,003	1,081	(7)
Noncompensation Expense	915	823	810	796	614	11	49	3,344	3,170	5
Amortization of Intangibles	184	179	188	188	182	3	1	739	748	(1)

TOTAL NONINTEREST EXPENSE	1,341	1,253	1,249	1,243	1,017	7	32	5,086	4,999	2

Income Before Income Tax Expense	1,128	1,123	1,384	1,426	468	—	141	5,061	3,021	68
Income Tax Expense	409	412	509	525	166	(1)	146	1,855	1,114	67

NET INCOME	$719	$711	$875	$901	$302	1	138	$3,206	$1,907	68

Memo: Net Securitization Gains (Amortization)	$32	$48	$(6)	$8	$28	(33)	14	$82	$56	46

FINANCIAL METRICS
ROE	20%	20%	25%	26%	10%			23%	16%
Overhead Ratio	36	34	34	34	27			34	33
% of Average Managed Outstandings:
Net Interest Income	7.92	8.07	8.66	8.85	8.14			8.36	8.65
Provision for Credit Losses	3.45	3.56	3.01	2.99	6.39			3.26	5.39
Noninterest Revenue	2.17	2.13	2.05	1.97	2.49			2.09	2.61
Risk Adjusted Margin (b)	6.65	6.65	7.70	7.84	4.24			7.19	5.88
Noninterest Expense	3.61	3.51	3.65	3.65	2.91			3.60	3.67
Pretax Income (ROO)	3.04	3.14	4.05	4.19	1.34			3.59	2.21
Net Income	1.94	1.99	2.56	2.65	0.86			2.27	1.40

BUSINESS METRICS
Charge Volume (in billions)	$93.4	$87.5	$84.4	$74.3	$79.6	7	17	$339.6	$301.9	12
Net Accounts Opened (in thousands) (c)	14,392	4,186	24,573	2,718	12,501	244	15	45,869	21,056	118
Credit Cards Issued (in thousands)	154,424	139,513	136,685	112,446	110,439	11	40	154,424	110,439	40
Number of Registered Internet Customers (in millions)	22.5	20.4	19.1	15.9	14.6	10	54	22.5	14.6	54

Merchant Acquiring Business (d)
Bank Card Volume (in billions)	$177.9	$168.7	$166.3	$147.7	$153.4	5	16	$660.6	$563.1	17
Total Transactions (in millions)	4,968	4,597	4,476	4,130	4,315	8	15	18,171	15,499	17

(a)	Second quarter of 2006 includes a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.

(b)	Represents Total Net Revenue less Provision for Credit Losses.

(c)	Fourth quarter of 2006 includes approximately 9 million accounts from the acquisition of the BP and Pier 1 Imports, Inc. private label portfolios. Second quarter of 2006 includes approximately 21 million accounts from the acquisition of the Kohl’s private label portfolio. Fourth quarter of 2005 includes approximately 10 million accounts from the acquisition of the Sears Canada portfolio.

(d)	Represents 100% of the merchant acquiring business.

(e)	As a result of the integration of Chase Merchant Services and Paymentech merchant processing businesses into a joint venture, beginning in the fourth quarter of 2005, Total Net Revenue, Total Noninterest Expense and Income Before Income Tax Expense have been reduced to reflect the deconsolidation of Paymentech. There is no impact to Net Income.

JPMORGAN CHASE & CO.
CARD SERVICES - MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$85,881	$78,587	$72,961	$64,691	$71,738	9%	20%	$85,881	$71,738	20%
Securitized Loans	66,950	65,245	66,349	69,580	70,527	3	(5)	66,950	70,527	(5)

Managed Loans	$152,831	$143,832	$139,310	$134,271	$142,265	6	7	$152,831	$142,265	7

SELECTED AVERAGE BALANCES
Managed Assets	$153,973	$148,272	$144,284	$145,994	$144,166	4	7	$148,153	$141,933	4
Loans:
Loans on Balance Sheets	$81,489	$76,655	$68,185	$68,455	$69,038	6	18	$73,740	$67,334	10
Securitized Loans	65,898	65,061	69,005	69,571	69,840	1	(6)	67,367	69,055	(2)

Managed Loans	$147,387	$141,716	$137,190	$138,026	$138,878	4	6	$141,107	$136,389	3

Equity	14,100	14,100	14,100	14,100	11,800	—	19	14,100	11,800	19

Headcount	18,639	18,696	18,753	18,801	18,629	—	—	18,639	18,629	—

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,281	$1,280	$1,121	$1,016	$2,236	—	(43)	$4,698	$7,100	(34)
Net Charge-off Rate	3.45%	3.58%	3.28%	2.99%	6.39%			3.33%	5.21%

Delinquency ratios
30+ days	3.13%	3.17%	3.14%	3.10%	2.79%			3.13%	2.79%
90+ days	1.50	1.48	1.52	1.39	1.27			1.50	1.27

Allowance for Loan Losses	$3,176	$3,176	$3,186	$3,274	$3,274	—	(3)	$3,176	$3,274	(3)
Allowance for Loan Losses to Period-end Loans	3.70%	4.04%	4.37%	5.06%	4.56%			3.70%	4.56%

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,423	$1,357	$1,590	$1,726	$1,214	5%	17%	$6,096	$6,069	—%
Securitization Adjustments	(726)	(721)	(937)	(1,125)	(442)	(1)	(64)	(3,509)	(2,718)	(29)

Managed Credit Card Income	$697	$636	$653	$601	$772	10	(10)	$2,587	$3,351	(23)

Net Interest Income
Reported Data for the Period	$1,623	$1,556	$1,464	$1,439	$1,346	4	21	$6,082	$5,309	15
Securitization Adjustments	1,319	1,328	1,498	1,574	1,504	(1)	(12)	5,719	6,494	(12)

Managed Net Interest Income	$2,942	$2,884	$2,962	$3,013	$2,850	2	3	$11,801	$11,803	—

Total Net Revenue
Reported Data for the Period	$3,157	$3,039	$3,103	$3,236	$2,659	4	19	$12,535	$11,590	8
Securitization Adjustments	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Managed Total Net Revenue	$3,750	$3,646	$3,664	$3,685	$3,721	3	1	$14,745	$15,366	(4)

Provision for Credit Losses
Reported Data for the Period (b)	$688	$663	$470	$567	$1,174	4	(41)	$2,388	$3,570	(33)
Securitization Adjustments	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Managed Provision for Credit Losses (b)	$1,281	$1,270	$1,031	$1,016	$2,236	1	(43)	$4,598	$7,346	(37)

BALANCE SHEETS - AVERAGE BALANCES (a)
Total Average Assets
Reported Data for the Period	$90,283	$85,301	$77,371	$78,437	$76,207	6	18	$82,887	$74,753	11
Securitization Adjustments	63,690	62,971	66,913	67,557	67,959	1	(6)	65,266	67,180	(3)

Managed Average Assets	$153,973	$148,272	$144,284	$145,994	$144,166	4	7	$148,153	$141,933	4

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the period	$688	$673	$560	$567	$1,174	2	(41)	$2,488	$3,324	(25)
Securitization Adjustments	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Managed Net Charge-offs	$1,281	$1,280	$1,121	$1,016	$2,236	—	(43)	$4,698	$7,100	(34)

RECONCILIATION OF CARD SERVICES’ MANAGED RESULTS TO ADJUSTED RESULTS AS IF PAYMENTECH HAD NOT BEEN CONSOLIDATED
The financial information presented below is presented to illustrate the underlying trends of how Card Services’ results may have appeared had Paymentech been deconsolidated prior to the earliest date indicated.

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
Noninterest Revenue
Reported for the period	$808	$762	$702	$672	$871	6%	(7)%	$2,944	$3,563	(17)%
Adjustment for Paymentech	—	—	—	—	—	NM	NM	—	(422)	NM

Adjusted Noninterest Revenue	$808	$762	$702	$672	$871	6	(7)	$2,944	$3,141	(6)

Total Net Revenue
Reported for the period	$3,750	$3,646	$3,664	$3,685	$3,721	3	1	$14,745	$15,366	(4)
Adjustment for Paymentech	—	—	—	—	—	NM	NM	—	(435)	NM

Adjusted Total Net Revenue	$3,750	$3,646	$3,664	$3,685	$3,721	3	1	$14,745	$14,931	(1)

Noninterest Expense
Reported for the period	$1,341	$1,253	$1,249	$1,243	$1,017	7	32	$5,086	$4,999	2
Adjustment for Paymentech	—	—	—	—	—	NM	NM	—	(389)	NM

Adjusted Total Noninterest Expense	$1,341	$1,253	$1,249	$1,243	$1,017	7	32	$5,086	$4,610	10

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total Net Revenue, the Provision for Credit Losses, Net Charge-Offs and Loan Receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

(b)	Second quarter of 2006 includes a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$155	$145	$147	$142	$143	7%	8%	$589	$572	3%
Asset Management, Administration and Commissions	20	16	16	15	14	25	43	67	57	18
All Other Income (a)	135	95	111	76	97	42	39	417	357	17

Noninterest Revenue	310	256	274	233	254	21	22	1,073	986	9
Net Interest Income	708	677	675	667	662	5	7	2,727	2,502	9

TOTAL NET REVENUE	1,018	933	949	900	916	9	11	3,800	3,488	9

Provision for Credit Losses	111	54	(12)	7	(17)	106	NM	160	73	119

NONINTEREST EXPENSE
Compensation Expense	174	190	179	197	171	(8)	2	740	654	13
Noncompensation Expense	296	296	302	285	289	—	2	1,179	1,137	4
Amortization of Intangibles	15	14	15	16	16	7	(6)	60	65	(8)

TOTAL NONINTEREST EXPENSE	485	500	496	498	476	(3)	2	1,979	1,856	7

Income Before Income Tax Expense	422	379	465	395	457	11	(8)	1,661	1,559	7
Income Tax Expense	166	148	182	155	178	12	(7)	651	608	7

NET INCOME	$256	$231	$283	$240	$279	11	(8)	$1,010	$951	6

MEMO:
Revenue by Product:
Lending	$359	$335	$331	$319	$310	7	16	$1,344	$1,215	11
Treasury Services	576	551	566	550	546	5	5	2,243	2,062	9
Investment Banking	87	60	66	40	56	45	55	253	206	23
Other	(4)	(13)	(14)	(9)	4	69	NM	(40)	5	NM

Total Commercial Banking Revenue	$1,018	$933	$949	$900	$916	9	11	$3,800	$3,488	9

IB Revenues, Gross (b)	$246	$170	$186	$114	$150	45	64	$716	$552	30

Revenue by Business:
Middle Market Banking	$661	$617	$634	$623	$608	7	9	$2,535	$2,358	8
Mid-Corporate Banking	198	160	161	137	148	24	34	656	551	19
Real Estate	120	119	114	105	122	1	(2)	458	434	6
Other	39	37	40	35	38	5	3	151	145	4

Total Commercial Banking Revenue	$1,018	$933	$949	$900	$916	9	11	$3,800	$3,488	9

FINANCIAL RATIOS
ROE	16%	17%	21%	18%	33%			18%	28%
ROA	1.63	1.60	2.01	1.78	2.04			1.75	1.82
Overhead Ratio	48	54	52	55	52			52	53

(a)	IB-related and commercial card revenues are included in All Other Income.

(b)	Represents 100% of the revenue earned by Commercial Bank by selling Investment Banking products to Commercial clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$62,227	$57,378	$56,561	$54,771	$54,205	8%	15%	$57,754	$52,358	10%
Loans and Leases (a)	57,657	53,404	52,413	50,836	50,042	8	15	53,596	48,117	11
Liability Balances (b)	79,050	72,009	72,556	70,763	68,895	10	15	73,613	66,055	11
Equity	6,300	5,500	5,500	5,500	3,400	15	85	5,702	3,400	68

MEMO:
Loans by Business:
Middle Market Banking	$35,618	$32,890	$32,492	$31,861	$32,014	8	11	$33,225	$31,193	7
Mid-Corporate Banking	9,898	8,756	8,269	7,577	7,055	13	40	8,632	6,388	35
Real Estate	7,745	7,564	7,515	7,436	7,350	2	5	7,566	6,909	10
Other	4,396	4,194	4,137	3,962	3,623	5	21	4,173	3,627	15

Total Commercial Banking Loans	$57,657	$53,404	$52,413	$50,836	$50,042	8	15	$53,596	$48,117	11

Headcount	4,459	4,447	4,320	4,310	4,418	—	1	4,459	4,418	1

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$16	$21	$(3)	$(7)	$21	(24)	(24)	$27	$26	4
Nonperforming Loans	121	157	225	202	272	(23)	(56)	121	272	(56)
Allowance for Loan Losses	1,519	1,431	1,394	1,415	1,392	6	9	1,519	1,392	9
Allowance for Lending-Related Commitments	187	156	157	145	154	20	21	187	154	21

Net Charge-off (Recovery) Rate (a)	0.11%	0.16%	(0.02)%	(0.06)%	0.17%			0.05%	0.05%
Allowance for Loan Losses to Average Loans (a)	2.67	2.70	2.68	2.80	2.79			2.86	2.91
Allowance for Loan Losses to Nonperforming Loans	1,255	911	620	700	512			1,255	512
Nonperforming Loans to Average Loans	0.21	0.29	0.43	0.40	0.54			0.23	0.57

(a)	Average loans include loans held-for-sale of $804 million, $359 million, $334 million, $268 million, and $213 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. The average loans held-for-sale were $442 million and $283 million for full year 2006 and 2005, respectively. These amounts are not included in the net charge-off rate or allowance coverage ratios.

(b)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES (a)
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$186	$183	$184	$182	$184	2%	1%	$735	$731	1%
Asset Management, Administration and Commissions	717	642	683	650	629	12	14	2,692	2,409	12
All Other Income	133	155	178	146	134	(14)	(1)	612	519	18

Noninterest Revenue	1,036	980	1,045	978	947	6	9	4,039	3,659	10
Net Interest Income	501	519	543	507	489	(3)	2	2,070	1,880	10

TOTAL NET REVENUE	1,537	1,499	1,588	1,485	1,436	3	7	6,109	5,539	10

Provision for Credit Losses	(2)	1	4	(4)	2	NM	NM	(1)	—	NM
Credit Reimbursement to IB (b)	(31)	(30)	(30)	(30)	(40)	(3)	23	(121)	(154)	21

NONINTEREST EXPENSE
Compensation Expense	555	557	537	549	454	—	22	2,198	1,874	17
Noncompensation Expense	533	489	493	480	523	9	2	1,995	2,095	(5)
Amortization of Intangibles	16	18	20	19	20	(11)	(20)	73	81	(10)

TOTAL NONINTEREST EXPENSE	1,104	1,064	1,050	1,048	997	4	11	4,266	4,050	5

Income before Income Tax Expense	404	404	504	411	397	—	2	1,723	1,335	29
Income Tax Expense	148	148	188	149	143	—	3	633	472	34

NET INCOME	$256	$256	$316	$262	$254	—	1	$1,090	$863	26

REVENUE BY BUSINESS
Treasury Services	700	$697	$702	$693	$687	—	2	$2,792	$2,695	4
Worldwide Securities Services	837	802	886	792	749	4	12	3,317	2,844	17

TOTAL NET REVENUE	$1,537	$1,499	$1,588	$1,485	$1,436	3	7	$6,109	$5,539	10

FINANCIAL RATIOS
ROE	46%	46%	58%	42%	66%			48%	57%
Overhead Ratio	72	71	66	71	69			70	73
Pretax Margin Ratio (c)	26	27	32	28	28			28	24

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$13,903	$12,873	$11,536	$11,179	$10,662	8	30	$13,903	$10,662	30

Number of:
US$ ACH transactions originated (in millions)	931	886	848	838	787	5	18	3,503	2,966	18
Total US$ Clearing Volume (in thousands)	26,906	26,252	26,506	25,182	24,902	2	8	104,846	95,713	10
International Electronic Funds Transfer Volume (in thousands) (d)	41,007	35,322	35,255	33,741	29,641	16	38	145,325	89,537	62
Wholesale Check Volume (in millions)	793	860	904	852	876	(8)	(9)	3,409	3,735	(9)
Wholesale Cards Issued (in thousands) (e)	17,228	16,662	16,271	16,977	13,206	3	30	17,228	13,206	30

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES (a)
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SELECTED BALANCE SHEETS (Average)
Total Assets	$35,422	$30,558	$31,774	$29,230	$29,280	16%	21%	$31,760	$28,206	13%
Loans	19,030	15,231	14,993	12,940	13,826	25	38	15,564	12,349	26
Liability Balances (f)	193,129	192,518	194,181	178,133	161,976	—	19	189,540	154,731	22
Equity	2,200	2,200	2,200	2,545	1,525	—	44	2,285	1,525	50
Headcount	25,423	24,575	24,100	23,598	22,207	3	14	25,423	22,207	14
TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (g)	$1,333	$1,300	$1,318	$1,291	$1,280	3	4	$5,242	$4,937	6
Treasury & Securities Services Firmwide Revenue (g)	2,170	2,102	2,204	2,083	2,029	3	7	8,559	7,781	10
Treasury Services Firmwide Overhead Ratio (h)	56%	57%	56%	56%	57%			56%	58%
Treasury & Securities Services Firmwide Overhead Ratio (h)	63	63	59	62	62			62	65
Treasury Services Firmwide Liability Balances (Average) (i)	$168,321	$162,326	$161,866	$155,422	$146,266	4	15	$162,020	$139,579	16
Treasury & Securities Services Firmwide Liability Balances (Average) (i)	272,178	264,527	265,398	248,328	230,854	3	18	262,678	220,781	19
FOOTNOTES

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services, for the consumer, business banking and middle-market banking businesses of The Bank of New York. These corporate trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet and income statement activity were transferred to the Corporate segment commencing with the second quarter of 2006, and periods prior to the second quarter of 2006 have been revised to reflect this transfer.

(b)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS.

(c)	Pretax margin represents Income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(d)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(g)	Firmwide revenue includes TS revenue recorded in the CB, Regional Banking and AM lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $96 million for the quarter ended December 31, 2006 and $445 million for the full year 2006.

(h)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(i)	Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
TS Revenue Reported in CB	$576	$551	$566	$550	$546	5%	5%	$2,243	$2,062	9%
TS Revenue Reported in Other Lines of Business	57	52	50	48	47	10	21	207	180	15

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,509	$1,285	$1,279	$1,222	$1,155	17%	31%	$5,295	$4,189	26%
All Other Income	192	120	93	116	98	60	96	521	394	32

Noninterest Revenue	1,701	1,405	1,372	1,338	1,253	21	36	5,816	4,583	27
Net Interest Income	246	231	248	246	258	6	(5)	971	1,081	(10)

TOTAL NET REVENUE	1,947	1,636	1,620	1,584	1,511	19	29	6,787	5,664	20

Provision for Credit Losses	14	(28)	(7)	(7)	(10)	NM	NM	(28)	(56)	50

NONINTEREST EXPENSE
Compensation Expense	750	676	669	682	578	11	30	2,777	2,179	27
Noncompensation Expense	512	417	390	394	431	23	19	1,713	1,582	8
Amortization of Intangibles	22	22	22	22	24	—	(8)	88	99	(11)

TOTAL NONINTEREST EXPENSE	1,284	1,115	1,081	1,098	1,033	15	24	4,578	3,860	19

Income Before Income Tax Expense	649	549	546	493	488	18	33	2,237	1,860	20
Income Tax Expense	242	203	203	180	146	19	66	828	644	29

NET INCOME	$407	$346	$343	$313	$342	18	19	$1,409	$1,216	16

REVENUE BY CLIENT SEGMENT
Institutional	$624	$464	$449	$435	$402	34	55	$1,972	$1,395	41
Retail	541	456	446	442	420	19	29	1,885	1,544	22
Private Bank	528	469	469	441	437	13	21	1,907	1,689	13
Private Client Services	254	247	256	266	252	3	1	1,023	1,036	(1)

Total Net Revenue	$1,947	$1,636	$1,620	$1,584	$1,511	19	29	$6,787	$5,664	20

FINANCIAL RATIOS
ROE	46%	39%	39%	36%	57%			40%	51%
Overhead Ratio	66	68	67	69	68			67	68
Pretax Margin Ratio (a)	33	34	34	31	32			33	33

BUSINESS METRICS
Number of:
Client Advisors	1,506	1,489	1,486	1,499	1,484	1	1	1,506	1,484	1
Retirement Planning Services Participants	1,362,000	1,372,000	1,361,000	1,327,000	1,299,000	(1)	5	1,362,000	1,299,000	5

% of Customer Assets in 4 & 5 Star Funds (b)	58%	58%	56%	54%	46%	—	26	58%	46%	26

% of AUM in 1st and 2nd Quartiles: (c)
1 Year	83%	79%	71%	72%	69%	5	20	83%	69%	20
3 Years	77%	75%	75%	75%	68%	3	13	77%	68%	13
5 Years	79%	80%	81%	75%	74%	(1)	7	79%	74%	7

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$46,716	$43,524	$43,228	$41,012	$42,213	7	11	$43,635	$41,599	5
Loans (d)	28,917	26,770	25,807	24,482	26,657	8	8	26,507	26,610	—
Deposits (d) (e)	51,341	51,395	51,583	48,066	44,205	—	16	50,607	42,123	20
Equity	3,500	3,500	3,500	3,500	2,400	—	46	3,500	2,400	46

Headcount	13,298	12,761	12,786	12,511	12,127	4	10	13,298	12,127	10

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$2	$(24)	$(4)	$7	$8	NM	(75)	$(19)	$23	NM
Nonperforming Loans	39	57	76	79	104	(32)	(63)	39	104	(63)
Allowance for Loan Losses	121	112	117	119	132	8	(8)	121	132	(8)
Allowance for Lending Related Commitments	6	4	3	3	4	50	50	6	4	50

Net Charge-off (Recovery) Rate	0.03%	(0.36)%	(0.06)%	0.12%	0.12%			(0.07)%	0.09%
Allowance for Loan Losses to Average Loans	0.42	0.42	0.45	0.49	0.50			0.46	0.50
Allowance for Loan Losses to Nonperforming Loans	310	196	154	151	127			310	127
Nonperforming Loans to Average Loans	0.13	0.21	0.29	0.32	0.39			0.15	0.39

(a)	Pretax margin represents Income Before Income Tax Expense divided by Total Net Revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(d)	The sale of BrownCo, which occurred on November 30, 2005, included $3.0 billion in both loans and deposits; the respective fourth quarter 2005 average balances were approximately $2.0 billion.

(e)	Reflects the transfer in 2005 of certain consumer deposits from RFS to AM.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Dec 31, 2006
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2006	2006	2006	2006	2005	2006	2005
Assets by Asset Class
Liquidity (a)	$311	$281	$247	$236	$238	11%	31%
Fixed Income	175	171	172	166	165	2	6
Equities & Balanced	427	392	393	397	370	9	15
Alternatives	100	91	86	74	74	10	35

TOTAL ASSETS UNDER MANAGEMENT	1,013	935	898	873	847	8	20
Custody / Brokerage / Administration / Deposits	334	330	315	324	302	1	11

TOTAL ASSETS UNDER SUPERVISION	$1,347	$1,265	$1,213	$1,197	$1,149	6	17

Assets by Client Segment
Institutional (b)	$538	$503	$484	$468	$481	7	12
Private Bank	159	150	143	137	145	6	10
Retail (b)	259	228	219	214	169	14	53
Private Client Services	57	54	52	54	52	6	10

TOTAL ASSETS UNDER MANAGEMENT	$1,013	$935	$898	$873	$847	8	20

Institutional (b)	$539	$505	$486	$471	$484	7	11
Private Bank	357	347	331	332	318	3	12
Retail (b)	343	309	295	291	245	11	40
Private Client Services	108	104	101	103	102	4	6

TOTAL ASSETS UNDER SUPERVISION	$1,347	$1,265	$1,213	$1,197	$1,149	6	17

Assets by Geographic Region
U.S. / Canada	$630	$596	$577	$564	$562	6	12
International	383	339	321	309	285	13	34

TOTAL ASSETS UNDER MANAGEMENT	$1,013	$935	$898	$873	$847	8	20

U.S. / Canada	$889	$855	$828	$822	$805	4	10
International	458	410	385	375	344	12	33

TOTAL ASSETS UNDER SUPERVISION	$1,347	$1,265	$1,213	$1,197	$1,149	6	17

Mutual Funds Assets by Asset Class
Liquidity	$255	$221	$178	$167	$182	15	40
Fixed Income	46	45	47	48	45	2	2
Equity	206	184	194	189	150	12	37

TOTAL MUTUAL FUND ASSETS	$507	$450	$419	$404	$377	13	34

(a)	Third quarter 2006 data reflects the reclassification of $19 billion of assets under management into liquidity from other asset classes. Prior period data were not restated.

(b)	During the first quarter of 2006, assets under management of $22 billion from Retirement Planning Services has been reclassified from the Institutional client segment to the Retail client segment in order to be consistent with the revenue by client segment reporting.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					FULL YEAR
	4Q06	3Q06	2Q06	1Q06	4Q05	2006	2005
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$935	$898	$873	$847	$828	$847	$791
Flows:
Liquidity	24	15	10	(5)	—	44	8
Fixed Income	1	4	6	—	2	11	—
Equities, Balanced & Alternatives	5	3	13	13	11	34	24
Market / Performance / Other Impacts	48	15	(4)	18	6	77	24

TOTAL ASSETS UNDER MANAGEMENT	$1,013	$935	$898	$873	$847	$1,013	$847

Assets Under Supervision Rollforward
Beginning Balance	$1,265	$1,213	$1,197	$1,149	$1,153	$1,149	$1,106
Net Asset Flows	31	26	33	12	15	102	49
Acquisitions / Divestitures (a)	—	—	—	—	(33)	—	(33)
Market / Performance / Other Impacts	51	26	(17)	36	14	96	27

TOTAL ASSETS UNDER SUPERVISION	$1,347	$1,265	$1,213	$1,197	$1,149	$1,347	$1,149

(a)	Reflects the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Principal Transactions	$236	$193	$550	$196	$229	22%	3%	$1,175	$1,524	(23)%
Securities Gains (Losses)	18	24	(492)	(158)	(547)	(25)	NM	(608)	(1,487)	59
All Other Income (a)	27	125	231	102	1,359	(78)	(98)	485	1,583	(69)

Noninterest Revenue	281	342	289	140	1,041	(18)	(73)	1,052	1,620	(35)
Net Interest Income	(87)	(55)	(355)	(547)	(655)	(58)	87	(1,044)	(2,756)	62

TOTAL NET REVENUE	194	287	(66)	(407)	386	(32)	(50)	8	(1,136)	NM

Provision for Credit Losses	(2)	1	—	—	—	NM	NM	(1)	10	NM
NONINTEREST EXPENSE
Compensation Expense	434	737	770	685	864	(41)	(50)	2,626	3,148	(17)
Noncompensation Expense (b)	678	729	335	609	765	(7)	(11)	2,351	5,962	(61)
Merger Costs	100	48	86	71	77	108	30	305	722	(58)

Subtotal	1,212	1,514	1,191	1,365	1,706	(20)	(29)	5,282	9,832	(46)
Net Expenses Allocated to Other Businesses	(1,037)	(1,035)	(1,036)	(1,033)	(1,103)	—	6	(4,141)	(4,505)	8

TOTAL NONINTEREST EXPENSE	175	479	155	332	603	(63)	(71)	1,141	5,327	(79)

Income (Loss) from continuing operations before Income Tax Expense	21	(193)	(221)	(739)	(217)	NM	NM	(1,132)	(6,473)	83
Income Tax Expense (Benefit) (c)	(520)	(159)	(181)	(319)	(212)	(227)	(145)	(1,179)	(2,690)	56

Income (Loss) from Continuing Operations	$541	$(34)	$(40)	$(420)	$(5)	NM	NM	$47	$(3,783)	NM
Income from Discontinued Operations (after-tax) (d)	620	65	56	54	56	NM	NM	795	229	247

NET INCOME (LOSS)	$1,161	$31	$16	$(366)	$51	NM	NM	$842	$(3,554)	NM

MEMO:
TOTAL NET REVENUE
Private Equity	$250	$188	$500	$204	$251	33	—	$1,142	$1,521	(25)
Treasury	46	185	(562)	(466)	(986)	(75)	NM	(797)	(3,278)	76
Corporate Other (a)	(102)	(86)	(4)	(145)	1,121	(19)	NM	(337)	621	NM

TOTAL NET REVENUE	$194	$287	$(66)	$(407)	$386	(32)	(50)	$8	$(1,136)	NM

NET INCOME (LOSS)
Private Equity	$136	$95	$293	$103	$121	43	12	$627	$821	(24)
Treasury	(11)	70	(347)	(272)	(575)	NM	98	(560)	(2,028)	72
Corporate Other (a) (b) (c)	478	(169)	67	(207)	497	NM	(4)	169	(2,128)	NM
Merger Costs	(62)	(30)	(53)	(44)	(48)	(107)	(29)	(189)	(448)	58

Income (Loss) from Continuing Operations	$541	$(34)	$(40)	$(420)	$(5)	NM	NM	$47	$(3,783)	NM
Income from Discontinued Operations (after-tax)	620	65	56	54	56	NM	NM	795	229	247

TOTAL NET INCOME (LOSS)	$1,161	$31	$16	$(366)	$51	NM	NM	$842	$(3,554)	NM

Headcount	23,242	25,748	27,100	27,390	30,666	(10)	(24)	23,242	30,666	(24)

(a)	Includes a gain of $103 million in the second quarter of 2006 related to the initial public offering of MasterCard, and the gain of $1,254 million on the sale of BrownCo in the fourth quarter of 2005.

(b)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $137 million, $17 million, $260 million, $98 million and $208 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively. Full year 2006 includes related insurance recoveries of $512 million. Full year 2005 includes $208 million of insurance recoveries and litigation reserve charges of $2,772 million.

(c)	Includes tax benefit of $359 million related to audit resolutions in the fourth quarter of 2006.

(d)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses, including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are being reported as discontinued operations for each of the periods presented. Includes $622 million gain on sale in the fourth quarter of 2006.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
SUPPLEMENTAL

TREASURY
Securities Gains (Losses) (a)	$7	$24	$(492)	$(158)	$(547)	(71)%	NM %	$(619)	$(1,486)	58%
Investment Securities Portfolio (Average)	80,616	68,619	63,714	39,989	37,814	17	113	63,361	46,520	36
Investment Securities Portfolio (Ending)	82,091	77,116	61,990	46,093	30,741	6	167	82,091	30,741	167
					`

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$254	$194	$568	$207	$351	31	(28)	$1,223	$1,969	(38)
Write-ups / (Write-downs)	12	(21)	(74)	10	(74)	NM	NM	(73)	(72)	(1)
Mark-to-Market Gains (Losses)	(6)	25	49	4	(32)	NM	81	72	(338)	NM

Total Direct Investments	260	198	543	221	245	31	6	1,222	1,559	(22)
Third-Party Fund Investments	27	28	6	16	44	(4)	(39)	77	132	(42)

Total Private Equity Gains (b)	$287	$226	$549	$237	$289	27	(1)	$1,299	$1,691	(23)

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$587	$696	$589	$501	$479	(16)	23
Cost	451	539	446	395	403	(16)	12
Quoted Public Value	831	1,022	808	677	683	(19)	22
Privately-Held Direct Securities
Carrying Value	4,692	4,241	4,321	5,077	5,028	11	(7)
Cost	5,795	5,482	5,647	6,501	6,463	6	(10)
Third-Party Fund Investments
Carrying Value	802	682	642	675	669	18	20
Cost	1,080	1,000	963	1,000	1,003	8	8

Total Private Equity Portfolio - Carrying Value	$6,081	$5,619	$5,552	$6,253	$6,176	8	(2)

Total Private Equity Portfolio - Cost	$7,326	$7,021	$7,056	$7,896	$7,869	4	(7)

(a)	Gains/losses reflect repositioning of the Treasury investment securities portfolio. Excludes gains/losses on securities used to manage risk associated with MSRs.

(b)	Included in Principal Transactions.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Dec 31, 2006
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2006	2006	2006	2006	2005	2006	2005
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$118,686	$123,791	$125,870	$118,501	$112,065	(4)%	6%
Loans — Non-U.S.	65,056	55,612	52,345	46,298	38,046	17	71

TOTAL WHOLESALE LOANS — REPORTED	183,742	179,403	178,215	164,799	150,111	2	22

CONSUMER
Home Equity	85,730	80,399	77,826	75,241	73,866	7	16
Mortgage	59,668	60,075	60,014	57,690	58,959	(1)	1
Auto Loans and Leases	41,009	40,310	42,184	44,600	46,081	2	(11)
All Other Loans	27,097	24,770	23,904	25,060	18,393	9	47

Total Retail Financial Services	213,504	205,554	203,928	202,591	197,299	4	8
Credit Card Receivables — Reported	85,881	78,587	72,961	64,691	71,738	9	20

TOTAL CONSUMER LOANS — REPORTED	299,385	284,141	276,889	267,282	269,037	5	11

TOTAL LOANS — REPORTED	483,127	463,544	455,104	432,081	419,148	4	15
Credit Card Securitizations	66,950	65,245	66,349	69,580	70,527	3	(5)

TOTAL LOANS — MANAGED	550,077	528,789	521,453	501,661	489,675	4	12
Derivative Receivables	55,601	58,265	54,075	52,750	49,787	(5)	12
Interests in Purchased Receivables (b) (c)	—	—	—	29,029	29,740	NM	NM

TOTAL CREDIT-RELATED ASSETS	605,678	587,054	575,528	583,440	569,202	3	6
Wholesale Lending-Related Commitments (c)	391,424	374,417	366,914	322,575	321,109	5	22

TOTAL	$997,102	$961,471	$942,442	$906,015	$890,311	4	12

Memo: Total by Category
Total Wholesale Exposure (d)	$630,767	$612,085	$599,204	$569,153	$550,747	3	15
Total Consumer Managed Loans (e)	366,335	349,386	343,238	336,862	339,564	5	8

Total	$997,102	$961,471	$942,442	$906,015	$890,311	4	12

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (f)	$491,001	$481,249	$464,982	$445,848	$432,648	2	13

Noninvestment-Grade: (f)
Noncriticized	113,049	106,831	105,383	98,354	95,375	6	19
Criticized Performing	4,599	4,169	3,431	4,325	4,222	10	9
Criticized Nonperforming	427	674	783	731	950	(37)	(55)

Total Noninvestment-Grade	$118,075	$111,674	$109,597	$103,410	$100,547	6	17

Held-for-Sale:
Held-for-Sale Wholesale Loans	$21,440	$18,889	$24,323	$19,555	$17,211	14	25
Purchased Nonperforming Held-for-Sale Wholesale Loans (g)	251	273	302	340	341	(8)	(26)

Total Held-for-Sale	$21,691	$19,162	$24,625	$19,895	$17,552	13	24

Total Wholesale Exposure	$630,767	$612,085	$599,204	$569,153	$550,747	3	15

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	These represent undivided interests in pools of receivables and similar types of assets.

(c)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.

(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.

(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.

(f)	Excludes HFS loans.

(g)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities, which are excluded from nonperforming assets.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Dec 31, 2006
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2006	2006	2006	2006	2005	2006	2005
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$309	$486	$663	$572	$819	(36)%	(62)%
Loans — Non-U.S.	82	170	148	165	173	(52)	(53)

TOTAL WHOLESALE LOANS-REPORTED (b)	391	656	811	737	992	(40)	(61)

CONSUMER LOANS (c)
Home Equity	454	400	403	451	422	14	8
Mortgage	769	588	503	451	442	31	74
Auto Loans and Leases	132	130	133	157	193	2	(32)
All Other Loans	322	286	300	290	281	13	15

Total Retail Financial Services	1,677	1,404	1,339	1,349	1,338	19	25
Credit Card Receivables - Reported	9	10	11	12	13	(10)	(31)

TOTAL CONSUMER LOANS-REPORTED (d)	1,686	1,414	1,350	1,361	1,351	19	25

TOTAL LOANS REPORTED (b)	2,077	2,070	2,161	2,098	2,343	—	(11)
Derivative Receivables	36	35	36	49	50	3	(28)
Assets Acquired in Loan Satisfactions	228	195	187	201	197	17	16

TOTAL NONPERFORMING ASSETS (b)	$2,341	$2,300	$2,384	$2,348	$2,590	2	(10)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (e)	$251	$273	$302	$340	$341	(8)	(26)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.43%	0.45%	0.47%	0.49%	0.56%

NONPERFORMING ASSETS BY LOB
Investment Bank	$269	$456	$525	$484	$645	(41)	(58)
Retail Financial Services	1,902	1,595	1,520	1,537	1,518	19	25
Card Services	9	10	11	12	13	(10)	(31)
Commercial Banking	122	160	230	214	288	(24)	(58)
Treasury & Securities Services	—	22	22	22	22	NM	NM
Asset Management	39	57	76	79	104	(32)	(63)

TOTAL	$2,341	$2,300	$2,384	$2,348	$2,590	2	(10)

(a)	Includes nonperforming HFS loans of $4 million, $21 million, $70 million, $68 million and $109 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively.

(b)	Excludes purchased HFS wholesale loans.

(c)	Includes nonperforming HFS loans of $116 million, $24 million, $9 million, $16 million, and $27 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively.

(d)	Excludes nonperforming assets related to (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies and U.S. government-sponsored enterprises of $1.2 billion, $1.1 billion, $1.1 billion, $1.1 billion, and $1.1 billion at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $0.2 billion at December 31, 2006. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities, which are excluded from nonperforming assets.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
GROSS CHARGE-OFFS

Wholesale Loans	$76	$48	$23	$39	$123	58%	(38)%	$186	$255	(27)%
Consumer (Excluding Card)	266	186	172	178	216	43	23	802	795	1
Credit Card Receivables - Reported	801	777	653	665	1,374	3	(42)	2,896	3,819	(24)

Total Loans - Reported	1,143	1,011	848	882	1,713	13	(33)	3,884	4,869	(20)
Credit Card Securitizations	694	702	656	527	1,243	(1)	(44)	2,579	4,336	(41)

Total Loans - Managed	1,837	1,713	1,504	1,409	2,956	7	(38)	6,463	9,205	(30)

RECOVERIES

Wholesale Loans	48	59	42	59	99	(19)	(52)	208	332	(37)
Consumer (Excluding Card)	52	58	59	57	54	(10)	(4)	226	223	1
Credit Card Receivables - Reported	113	104	93	98	200	9	(44)	408	495	(18)

Total Loans - Reported	213	221	194	214	353	(4)	(40)	842	1,050	(20)
Credit Card Securitizations	101	95	95	78	181	6	(44)	369	560	(34)

Total Loans - Managed	314	316	289	292	534	(1)	(41)	1,211	1,610	(25)

NET CHARGE-OFFS

Wholesale Loans	28	(11)	(19)	(20)	24	NM	17	(22)	(77)	71
Consumer (Excluding Card)	214	128	113	121	162	67	32	576	572	1
Credit Card Receivables - Reported	688	673	560	567	1,174	2	(41)	2,488	3,324	(25)

Total Loans - Reported	930	790	654	668	1,360	18	(32)	3,042	3,819	(20)
Credit Card Securitizations	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Total Loans - Managed	$1,523	$1,397	$1,215	$1,117	$2,422	9	(37)	$5,252	$7,595	(31)

NET CHARGE-OFF RATES - ANNUALIZED
Wholesale Loans (a)	0.07%	(0.03)%	(0.05)%	(0.06)%	0.07%			(0.01)%	(0.06)%
Consumer (Excluding Card) (b)	0.45	0.27	0.24	0.27	0.36			0.31	0.31
Credit Card Receivables - Reported	3.35	3.48	3.29	3.36	6.75			3.37	4.94
Total Loans - Reported (a) (b)	0.84	0.74	0.64	0.69	1.39			0.73	1.00
Credit Card Securitizations	3.57	3.70	3.26	2.62	6.03			3.28	5.47
Total Loans - Managed (a) (b)	1.20	1.13	1.02	0.98	2.09			1.09	1.68

Memo: Credit Card - Managed	3.45	3.58	3.28	2.99	6.39			3.33	5.21

(a)	Average wholesale loans held-for-sale were $24,547 million, $24,389 million, $20,254 million, $19,480 million, and $15,581 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. The average loans held-for-sale were $22,187 million and $12,038 million for full year 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.

(b)	Average consumer loans (excluding Card) held-for-sale were $21,228 million, $13,994 million, $12,903 million, $16,362 million, and $16,505 million for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. The average loans held-for-sale were $16,129 million and $15,675 million for full year 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
						4Q06 Change					2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05		2006	2005	2005
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,056	$7,076	$7,275	$7,090	$7,220	—%	(2	) %	$7,090	$7,320	(3	) %
Net Charge-Offs	(930)	(790)	(654)	(668)	(1,360)	(18)	32		(3,042)	(3,819)	20
Provision for Loan Losses	1,085	768	453	847	1,219	41	(11)		3,153	3,575	(12)
Other (a)	68	2	2	6	11	NM	NM		78	14	457

Ending Balance	$7,279	$7,056	$7,076	$7,275	$7,090	3	3		$7,279	$7,090	3

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$468	$424	$384	$400	$395	10	18		$400	$492	(19)
Provision for Lending-Related Commitments	49	44	40	(16)	5	11	NM		117	(92)	NM
Other (a)	7	—	—	—	—	NM	NM		7	—	NM

Ending Balance	$524	$468	$424	$384	$400	12	31		$524	$400	31

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$51	$101	$160	$118	$203	(50)	(75)
Formula - Based Statistical Calculation	1,757	1,653	1,639	1,713	1,629	6	8
Adjustments to the Statistical Calculation	903	820	770	837	621	10	45

Total Wholesale	2,711	2,574	2,569	2,668	2,453	5	11

Consumer
Formula - Based Statistical Calculation	3,398	3,258	3,217	3,288	3,422	4	(1)
Adjustments to the Statistical Calculation	1,170	1,224	1,290	1,319	1,215	(4)	(4)

Total Consumer	4,568	4,482	4,507	4,607	4,637	2	(1)

Total Allowance for Loan Losses	7,279	7,056	7,076	7,275	7,090	3	3
Allowance for Lending-Related Commitments	524	468	424	384	400	12	31

Total Allowance for Credit Losses	$7,803	$7,524	$7,500	$7,659	$7,490	4	4

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	1.67%	1.61%	1.67%	1.84%	1.85%
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.71	1.68	1.70	1.82	1.84
Allowance for Loan Losses to Total Loans (b) (c)	1.70	1.65	1.69	1.83	1.84
Allowance for Loan Losses to Total Nonperforming Loans (d)	372	348	340	361	321

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,052	$1,010	$1,038	$1,117	$907	4	16
Retail Financial Services	1,392	1,306	1,321	1,333	1,363	7	2
Card Services	3,176	3,176	3,186	3,274	3,274	—	(3)
Commercial Banking	1,519	1,431	1,394	1,415	1,392	6	9
Treasury & Securities Services	7	9	9	6	11	(22)	(36)
Asset Management	121	112	117	119	132	8	(8)
Corporate	12	12	11	11	11	—	9

Total	$7,279	$7,056	$7,076	$7,275	$7,090	3	3

(a)	Fourth quarter of 2006 reflects The Bank of New York transaction.

(b)	Wholesale loans held-for-sale were $21,691 million, $19,162 million, $24,625 million, $19,895 million, and $17,552 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Consumer loans held-for-sale were $32,744 million, $17,005 million, $11,834 million, $14,343 million, and $16,598 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Nonperforming loans held-for-sale were $120 million, $45 million, $79 million, $84 million, and $136 million at December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q06 Change				2006 Change
	4Q06	3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$50	$(36)	$(91)	$189	$(98)	NM %	NM %	$112	$(757)	NM
Commercial Banking	86	55	(24)	16	(10)	56	NM	133	87	53%
Treasury & Securities Services	(2)	1	4	(4)	3	NM	NM	(1)	(1)	—
Asset Management	12	(29)	(7)	(6)	(8)	NM	NM	(30)	(55)	45
Corporate	(2)	1	—	—	—	NM	NM	(1)	10	NM

Total Wholesale	144	(8)	(118)	195	(113)	NM	NM	213	(716)	NM

Retail Financial Services	253	113	101	85	158	124	60	552	721	(23)
Card Services	688	663	470	567	1,174	4	(41)	2,388	3,570	(33)

Total Consumer	941	776	571	652	1,332	21	(29)	2,940	4,291	(31)

Total Provision for Loan Losses	1,085	768	453	847	1,219	41	(11)	3,153	3,575	(12)

LENDING-RELATED COMMITMENTS
Investment Bank	13	$43	$29	$(6)	$15	(70)	(13)	$79	$(81)	NM
Commercial Banking	25	(1)	12	(9)	(7)	NM	NM	27	(14)	NM
Treasury & Securities Services	—	—	—	—	(1)	NM	NM	—	1	NM
Asset Management	2	1	—	(1)	(2)	100	NM	2	(1)	NM
Corporate	—	—	—	—	—	NM	NM	—	—	NM

Total Wholesale	40	43	41	(16)	5	(7)	NM	108	(95)	NM

Retail Financial Services	9	1	(1)	—	—	NM	NM	9	3	200
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	9	1	(1)	—	—	NM	NM	9	3	200

Total Provision for Lending-Related Commitments	49	44	40	(16)	5	11	NM	117	(92)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$63	$7	$(62)	$183	$(83)	NM	NM	$191	$(838)	NM
Commercial Banking	111	54	(12)	7	(17)	106	NM	160	73	119
Treasury & Securities Services	(2)	1	4	(4)	2	NM	NM	(1)	—	NM
Asset Management	14	(28)	(7)	(7)	(10)	NM	NM	(28)	(56)	50
Corporate	(2)	1	—	—	—	NM	NM	(1)	10	NM

Total Wholesale	184	35	(77)	179	(108)	426	NM	321	(811)	NM

Retail Financial Services	262	114	100	85	158	130	66	561	724	(23)
Card Services (a)	688	663	470	567	1,174	4	(41)	2,388	3,570	(33)

Total Consumer	950	777	570	652	1,332	22	(29)	2,949	4,294	(31)

Total Provision for Credit Losses	1,134	812	493	831	1,224	40	(7)	3,270	3,483	(6)
Securitized Credit Losses	593	607	561	449	1,062	(2)	(44)	2,210	3,776	(41)

Managed Provision for Credit Losses	$1,727	$1,419	$1,054	$1,280	$2,286	22	(24)	$5,480	$7,259	(25)

(a)	Second quarter of 2006 includes a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q06 Change				2006 Change
	4Q06			3Q06	2Q06	1Q06	4Q05	3Q06	4Q05	2006	2005	2005
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,465.3			3,468.6	3,473.8	3,472.7	3,472.1	—%	—%	3,470.1	3,491.7	(1	) %
Weighted-Average Diluted Shares Outstanding	3,578.6			3,574.0	3,572.2	3,570.8	3,563.9	—	—	3,573.9	3,557.3	—
Common Shares Outstanding - at Period End	3,461.7			3,467.5	3,470.6	3,473.0	3,486.7	—	(1)	3,461.7	3,486.7	(1)

Cash Dividends Declared per Share	$0.34			$0.34	$0.34	$0.34	$0.34	—	—	$1.36	$1.36	—
Book Value per Share	33.45			32.75	31.89	31.19	30.71	2	9	33.45	30.71	9
Dividend Payout (a)	27%			37%	35%	39%	44%			34%	57%

NET INCOME	$4,526			$3,297	$3,540	$3,081	$2,698	37	68	$14,444	$8,483	70
Preferred Dividends	—			—	—	4	2	NM	NM	4	13	(69)

Net Income Applicable to Common Stock	$4,526			$3,297	$3,540	$3,077	$2,696	37	68	$14,440	$8,470	70

INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$1.13			$0.93	$1.00	$0.87	$0.76	22	49	$3.93	$2.36	67
Net Income	1.31			0.95	1.02	0.89	0.78	38	68	4.16	2.43	71

Diluted Earnings per Share
Income from continuing operations	$1.09			$0.90	$0.98	$0.85	$0.74	21	47	$3.82	$2.32	65
Net Income	1.26			0.92	0.99	0.86	0.76	37	66	4.04	2.38	70

SHARE PRICE
High	$49.00			$47.49	$46.80	$42.43	$40.56	3	21	$49.00	$40.56	21
Low	45.51			40.40	39.33	37.88	32.92	13	38	37.88	32.92	15
Close	48.30			46.96	42.00	41.64	39.69	3	22	48.30	39.69	22

STOCK REPURCHASE PROGRAM (b) (c)
Aggregate Repurchases	$1,000.3			$900.0	$745.5	$1,290.3	$1,000.0	11	—	$3,936.1	$3,409.3	15
Common Shares Repurchased	21.1			20.0	17.7	31.8	26.3	6	(20)	90.7	93.5	(3)
Average Purchase Price	$47.33			$44.88	$42.24	$40.54	$38.05	5	24	$43.41	$36.46	19

CAPITAL RATIOS
Tier 1 Capital	$81,055	(d	)	$79,830	$74,983	$73,085	$72,474	2	12
Total Capital	115,265	(d	)	111,670	106,283	103,800	102,437	3	13
Risk-Weighted Assets	935,307	(d	)	926,455	884,228	858,080	850,643	1	10
Adjusted Average Assets	1,308,699	(d	)	1,257,364	1,282,233	1,195,231	1,152,546	4	14
Tier 1 Capital Ratio	8.7%	(d	)	8.6%	8.5%	8.5%	8.5%
Total Capital Ratio	12.3	(d	)	12.1	12.0	12.1	12.0
Tier 1 Leverage Ratio	6.2	(d	)	6.3	5.8	6.1	6.3

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,186			$43,372	$43,498	$43,899	$43,621	4	4
Mortgage Servicing Rights	7,546			7,378	8,247	7,539	6,452	2	17
Purchased Credit Card Relationships	2,935			2,982	3,138	3,243	3,275	(2)	(10)
All Other Intangibles	4,371			4,078	4,231	4,832	4,832	7	(10)

Total Intangibles	$60,038			$57,810	$59,114	$59,513	$58,180	4	3

(a)	Based on Net income amounts.

(b)	On March 21, 2006, JPMorgan Chase announced that its Board of Directors had authorized the repurchase of up to $8 billion of the Firm’s common shares. The new authorization commenced immediately and replaced the Firm’s previous repurchase authorization. The authorization will be utilized at management’s discretion and the timing of purchases and the exact number of shares purchased will depend on market conditions and alternative investment opportunities.

(c)	Excludes commission costs.

(d)	Estimated.

JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income.
Discontinued operations: A component of an entity that is classified as held-for-sale or that has been disposed of from ongoing operations in its entirety or piecemeal, and for which the entity will not have any significant continuing involvement. A discontinued operation may be a separate major business segment, a component of a major business segment or a geographical area of operations of the entity that can be separately distinguished operationally and for financial reporting purposes.
FIN 39: FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts.”
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Interests in Purchased Receivables: Represent an ownership interest in a percentage of cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy remote entity, generally a trust, and then financed through a commercial paper conduit.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a BBB-/Baa3 or better, as defined by independent rating agencies.
Managed Basis: Includes reclassifications related to credit card securitizations and taxable equivalents as described below. Management uses certain non-GAAP financial measures at the segment level because it believes these non-GAAP financial measures provide information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitate a comparison of the business segment with the performance of competitors.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Master netting agreement: An agreement between two counterparties that have multiple derivative contracts with each other that provides for the net settlement of all contracts through a single payment, in a single currency, in the event of default on or termination of any one contract. See FIN 39.
Merger: The July 1, 2004, merger with Bank One Corporation.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
NA: Data is not applicable or available for the period presented.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Represents Trading revenue (which includes physical commodities carried at the lower of cost or fair value), primarily in the Investment Bank, plus Private equity gains (losses), primarily in the Private Equity business of Corporate.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 123R: “Share-Based Payment.”
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 156: “Accounting for Servicing of Financial Assets — an amendment of FASB Statement No. 140.”
Tax-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded with income tax expense.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers - Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists - Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
     a) Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees, and other ancillary fees. Also includes income associated with the servicing of subprime mortgages.
     b) Changes in MSR asset fair value due to:
          — inputs or assumptions in the model include interest rates and other market-based factors. Also includes updates to assumptions used in the MSR valuation process and changes in the value of servicing assets associated with subprime loans.
          — other changes in fair value include any factors other than those noted in the definition above. The single largest component of this line item is the change in MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense under SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125. Includes the results of both prime and subprime servicing assets.
          — derivative valuation adjustments and other represents fair value adjustments to the derivatives and other instruments used to hedge the MSR asset.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail - Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent (including negotiated transactions) – Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm. Correspondent negotiated transactions exclude purchased bulk servicing transactions and occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume - Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened - Includes originations, purchases and sales.
3. Merchant acquiring business - Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.
5. Total transactions - Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-backed structures, and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, and foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).
2. IB revenues, gross - Represents the revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
Line of Business Metrics (continued)

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).
Asset Management
Assets Under Management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset-liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not for profits and governments worldwide.
2. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
3. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
4. Private Client Services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions, including financial planning, personal trust, investments and banking.